Exhibit 10.1

Execution Version

TRANSITION SERVICES AGREEMENT

This TRANSITION SERVICES AGREEMENT (this “Agreement”) is entered into as of October 31, 2014 between Kimberly-Clark Corporation, a Delaware corporation (“Kimberly-Clark”), and Halyard Health, Inc., a Delaware corporation (“Halyard”). Kimberly-Clark and Halyard are sometimes hereinafter collectively referred to as the “Parties” and each individually as a “Party.”

WHEREAS, Kimberly-Clark, acting through its direct and indirect Subsidiaries, owns and conducts the Retained Business and the Healthcare Business;

WHEREAS, the Board of Directors of Kimberly-Clark has determined that it would be advisable and in the best interests of Kimberly-Clark and its stockholders for Kimberly-Clark to distribute on a pro rata basis to the holders of Kimberly-Clark’s common stock all of the outstanding shares of Halyard common stock owned by Kimberly-Clark (the “Distribution”);

WHEREAS, Kimberly-Clark and Halyard have entered into a Distribution Agreement, dated as of the date hereof (the “Distribution Agreement”), in order to carry out, effect and consummate the Distribution and related matters;

WHEREAS, in order to effect an orderly separation and transition under the Distribution Agreement, the Parties have agreed that (a) Kimberly-Clark will provide or cause to be provided to Halyard (and/or its Affiliates) certain services and other assistance on a transitional basis during the transition period and (b) Halyard will provide or cause to be provided to Kimberly-Clark (and/or its Affiliates) certain services and other assistance on a transitional basis during the transition period, in each case in accordance with the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms used but not otherwise defined elsewhere in this Agreement shall have the respective meanings given to such terms in the Distribution Agreement. The following terms shall have the meaning ascribed thereto for purposes of this Agreement, including all Schedules hereto:

“Business Day” means any day, other than a Saturday, Sunday or a day on which banking institutions located in New York, New York shall be authorized or required by any Government Requirement to close.

“Damages” means any and all liability, demands, claims, actions or causes of action, assessments, losses, damages, fines, penalties, costs and expenses (including reasonable attorneys’ fees and expenses).

“Governmental Requirement” means at any time (i) any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, writ, edict, award, authorization or other requirement of any Governmental Authority in effect at that time or (ii) any obligation included in any certificate, certification, franchise, permit or license issued by any Governmental Authority or resulting from binding arbitration, including any requirement under common law.

“Gross Negligence” means a negligent act or negligent failure to act (whether sole, joint or concurrent) by any person, which act or failure to act is more fundamental than a failure to exercise proper skill and/or care and would reasonably be perceived as entailing an extreme degree of risk of injury to a Person or physical loss of or damage to property (considering the probability and magnitude of the potential injury, loss or damage), coupled with the person’s actual awareness of and indifference to such extreme risk.

“Halyard Group” means Halyard and each direct or indirect Subsidiary of Halyard (other than Kimberly-Clark and any Subsidiary of Kimberly-Clark).

“Kimberly-Clark Group” means Kimberly-Clark and each direct or indirect Subsidiary of Kimberly-Clark (other than Halyard and any Subsidiary of Halyard).

“Regardless of Cause” means, whether or not any Damages are asserted to have been caused or arisen by virtue of tort (including negligence and gross negligence), breach of statutory duty, breach of common law duty (including fiduciary duties), breach of contract (including breach of condition) or quasi-contract, strict liability, misrepresentation, breach of any laws, regulations, rules or orders of any Governmental Requirements or otherwise, on the part of the Party or other Person seeking indemnity (or exclusion or limitation of liability).

“Service Provider” means the Party (or its Subsidiary or Affiliate) providing a Service under this Agreement.

“Service Receiver” means the Party (or its Subsidiary or Affiliate) to whom a Service is being provided under this Agreement.

“Service Receiver Group” means the applicable Halyard Group or Kimberly-Clark Group receiving the Services from the Service Provider.

“Willful Misconduct” any intentional wrongful act or intentional wrongful failure to act (whether sole, joint or concurrent) with actual knowledge that such act (or failure to act) is wrongful and with the intention to cause injury to a person, physical loss of or damage to property, breach of a contract or quasi-contract, or breach of any Government Requirement.

ARTICLE II

SERVICES

Section 2.1 Services. Subject to the terms and conditions of this Agreement, (a) Kimberly-Clark, acting through its own or procured through other members of the Kimberly-Clark Group and their respective employees, agents, contractors or independent third parties, agrees to provide or cause to be provided to Halyard and the other members of the Halyard Group (solely with respect to that portion of the Halyard Business arising out of the Healthcare

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Business and the Included Non-Woven Business) the services set forth in Schedules A-[    ] to A-[    ] hereto and any additional services provided to Halyard or the other members of the Halyard Group pursuant to Section 2.3 of this Agreement (the “Kimberly-Clark Services”), and (b) Halyard, acting through its own or procured through other members of the Halyard Group and their respective employees, agents, contractors or independent third parties, agrees to provide or cause to be provided to Kimberly-Clark and the other members of the Kimberly-Clark Group (solely with respect to the Retained Business) the services set forth in Schedules B-[    ] to B-[    ] hereto and any additional services provided to Kimberly-Clark or the other members of the Kimberly-Clark Group pursuant to Section 2.3 of this Agreement (the “Halyard Services” and, collectively with the Kimberly-Clark Services, the “Services”). At all times during the performance of the Services, all Persons performing such Services (including agents, temporary employees, independent third parties and consultants of the Service Provider, collectively, the “Service Provider Group”) shall be construed as being independent from the Service Receiver Group, and no such Person shall be considered or deemed to be an employee of any member of the Service Receiver Group nor entitled to any employee benefits of the Service Receiver as a result of this Agreement.

The Service Receiver acknowledges and agrees that, except as may be expressly set forth herein as a Service (including additional Services to be provided pursuant to Section 2.3 below), no member of the Service Provider Group shall be obligated to provide, or cause to be provided, any service to any member of the Service Receiver Group.

Section 2.2 Service Coordinators. Each of Kimberly-Clark and Halyard will nominate a representative to act as the primary contact with respect to the provision of the Services as contemplated by this Agreement (the “Service Coordinators”). The initial Service Coordinators shall be Gene Bernier for Kimberly-Clark and Warren Machan for Halyard. Unless Kimberly-Clark and Halyard otherwise agree, Kimberly-Clark and Halyard agree that all notices and communications relating to this Agreement, other than those day-to-day communications and billings relating to the actual provision of the Services, shall be directed to the Service Coordinators in accordance with Section 11.10 hereof. The Service Coordinators shall meet as expeditiously as possible to resolve any dispute hereunder, and any dispute that is not resolved by the Service Coordinators within thirty (30) calendar days after their first meeting with respect to such dispute shall be resolved in accordance with the dispute resolution procedures set forth in Section 11.3. Each of Kimberly-Clark and Halyard may treat an act of a Service Coordinator of the other Party which is consistent with the provisions of this Agreement as being authorized by such other Party without inquiring behind such act or ascertaining whether such Service Coordinator had authority to so act; provided, however, that no such Service Coordinator shall have authority to amend this Agreement. Unless otherwise provided herein, Kimberly-Clark and Halyard shall advise each other promptly (in any case no more than three Business Days) in writing of any change in their respective Service Coordinators, setting forth the name of the replacement, and stating that the replacement Service Coordinator is authorized to act for such Party in accordance with this Section 2.2.

Section 2.3 Additional Services. During the period (the “Transition Period”) from the Distribution Date until the second anniversary of the Distribution Date, Kimberly-Clark and Halyard may, each acting in its sole discretion, mutually agree that each Party, in its capacity as a Service Provider, will provide additional Services to the other Party, in its capacity as a Service

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Receiver. Upon the mutual written agreement as to the nature, cost, duration and scope of such additional Services, the Parties shall supplement in writing the Schedules hereto to include such additional Services.

Notwithstanding anything to the contrary herein or in any current or supplemental Schedule hereto, no additional Services shall extend or be provided past the end of the Transition Period.

Section 2.4 Third-Party Services. Each Party, in its capacity as a Service Provider, shall have the right, whenever it deems necessary or advisable, to hire third-party subcontractors or acquire rights from third parties to provide all or part of any applicable Service hereunder; provided, however, that prior to any such hire or acquisition of rights, the Service Provider shall provide the Service Receiver with written notice thereof, which notice shall include the identity of such third party, and to permit the Service Receiver with an opportunity to indicate any concerns therewith (it being understood that the Service Receiver shall not have the right of approval). The Service Provider will provide to the Service Receiver all reasonably requested information regarding such third-party subcontractors.

Section 2.5 Standard of Performance. The Services to be provided hereunder shall be performed with the same general degree of care as the Service Provider and its Affiliates performs such services within the Service Provider organization. It is understood and agreed that the employees of the Service Provider and the other members of the Service Provider Group performing the Services are not professional providers to third parties of the types of services included in the Services and that some or all of the Service Provider Group employees performing Services may have other responsibilities and may not be dedicated full-time to performing Services hereunder. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 2.5, NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED (INCLUDING THE WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO ANY REPRESENTATION, SPECIFICATION OR DESCRIPTION), ARE MADE BY THE APPLICABLE SERVICE PROVIDER OR ANY MEMBER OF THE APPLICABLE SERVICE PROVIDER GROUP WITH RESPECT TO THE SERVICES UNDER THIS AGREEMENT AND, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL SUCH REPRESENTATIONS OR WARRANTIES ARE HEREBY WAIVED AND DISCLAIMED, REGARDLESS OF CAUSE, BY THE APPLICABLE SERVICE PROVIDER.

Section 2.6 Service Boundaries and Scope. Except as otherwise provided in this Agreement or a Schedule for a specific Service: (a) the Service Provider shall be required to provide, or cause to be provided, the Services only to the extent and only at the locations such Services are being provided by any member of the Service Provider Group for the applicable Business immediately prior to the Distribution Date; and (b) the Services shall be available only for purposes of conducting the applicable Business substantially in the manner it was conducted immediately prior to the Distribution Date; provided, however, that the Service Receiver shall be entitled to request changes to the Services locations and/or purposes, and the Service Provider shall consider all such requests in good faith, it being understood that the Service Provider shall be permitted to reject any such request for any reason if such change would be reasonably likely to increase the volume of Services provided hereunder by more than 2%. Except as otherwise

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provided in this Agreement or a Schedule for a specific Service, in providing, or causing to be provided, the Services, the Service Provider shall not be obligated to: (i) maintain the employment of any specific employee or hire additional employees or third-party service providers; (ii) purchase, lease or license any additional equipment (including computer equipment, furniture, furnishings, fixtures, machinery, vehicles, tools and other tangible personal property), software or other assets, rights or properties; (iii) make modifications to its existing systems or software; (iv) provide any member of the Service Receiver Group with access to any systems or software; (v) provide or cause to be provided any training, licensing or similar services to any person; (vi) provide any marketing, promotional, bid inquiry or similar services; (vii) provide any transportation services; or (viii) pay any costs related to the transfer or conversion of data of any member of the Service Receiver Group. Each Party in its capacity as a Service Receiver acknowledges (on its own behalf and on behalf of the other members of its respective Group) that the employees of the Service Provider or any other members of the Service Provider Group who may be assisting in the provision of Services hereunder are or may be at-will employees and, in any event, may terminate or be terminated from employment with the Service Provider or any of the other members of the Service Provider Group providing Services hereunder at any time for any reason. For the avoidance of doubt, the Services do not include any services required for or as the result of any business acquisitions, divestitures, start-ups or terminations by the Service Receiver or any other member of the Service Receiver Group, or any similar transactions, in each case to the extent consummated after the Distribution Date.

Section 2.7 Kimberly-Clark Documents and Other Information.

(a) Except for software licensed from third parties that are not Affiliates of Kimberly-Clark, all software used in or in connection with any part of the Retained Business (the “Kimberly-Clark Software”), is proprietary to Kimberly-Clark or its Affiliates and, to the extent it is necessary to license or sublicense such software to Halyard in order for Kimberly-Clark to provide the Kimberly-Clark Services, such software is hereby licensed or sublicensed non-exclusively, royalty-free to Halyard solely for use in connection with the Halyard Business and the Included Non-Woven Business and only until the earlier of the termination of this Agreement or the time at which the Service to which such Kimberly-Clark Software relates terminates or ceases to be provided under this Agreement. Halyard agrees not to use the licensed or sublicensed Kimberly-Clark Software or related documentation (other than in connection with that portion of the Halyard Business that arose out of the Healthcare Business and the Included Non-Woven Business during the term of this Agreement) or to copy, modify, reverse engineer, reverse compile, or reverse assemble it. Irrespective of any terms to the contrary in this Agreement, any and all such licenses and sublicenses shall terminate as of the termination of this Agreement.

(b) As a result of the provision of Kimberly-Clark Services, certain employees of Halyard may receive access to computer, communications or information networks or systems of Kimberly-Clark or its Affiliates, and any related documentation (collectively, “Kimberly-Clark Systems”). Halyard shall access and use only those Kimberly-Clark Systems for which it has been granted the right to access and use. Halyard’s right to access and use is provided for the limited purpose of supporting the Services provided hereunder. Individual access to such Kimberly-Clark Systems is strictly limited to those employees of Halyard approved in advance by Kimberly-Clark. With respect to all Kimberly-Clark Systems to which any employee of

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Halyard has access as a result of the Services being provided, Halyard (i) shall use such Kimberly-Clark Systems internally and for their intended purpose only, shall not distribute, publish, transfer, sublicense or in any manner make such Kimberly-Clark Systems available to other organizations or persons, and shall not act as a service bureau or consultant in connection with such Kimberly-Clark Systems; (ii) shall comply with all of Kimberly-Clark’s system security policies, procedures and requirements that are provided to Halyard from time to time (“Kimberly-Clark Security Regulations”); and (iii) shall not tamper with, compromise or circumvent any security or audit measures employed by Kimberly-Clark. Halyard shall ensure that only those employees acting on its behalf who are specifically authorized to have access to Kimberly-Clark Systems gain such access and prevent unauthorized access, use, destruction, alteration or loss of information contained therein, including notifying its employees who might have access to such Kimberly-Clark Systems of the restrictions set forth in this Agreement and of the Kimberly-Clark Security Regulations.

(c) If, at any time, (i) any employee of the Halyard Group or other Person acting on its behalf seeks to circumvent, or circumvents, the Kimberly-Clark Security Regulations, (ii) any unauthorized employee of the Halyard Group or Person acting on its behalf accesses Kimberly-Clark Systems, or (iii) any employee or representative of the Halyard Group engages in activities that may lead to the unauthorized access, use, destruction, alteration or loss of data, information or software of Kimberly-Clark, Halyard shall promptly terminate any such employee’s or Person’s access to Kimberly-Clark Systems and immediately notify Kimberly-Clark. In addition, Kimberly-Clark shall have the right to deny any employee of the Halyard Group or other Person acting on the Halyard Group’s behalf access to Kimberly-Clark Systems in the event that Kimberly-Clark reasonably believes that such employee has engaged in any of the activities set forth above in this Section 2.7 or otherwise poses a security concern. Halyard shall cooperate with Kimberly-Clark in investigating any apparent unauthorized access to Kimberly-Clark Systems.

(d) Without limiting the generality of any other provision hereof, the Halyard Group shall have responsibility under this Agreement for the actions and omissions of both its employees and any other Person acting on its behalf.

(e) To the extent Halyard no longer requires access to Kimberly-Clark Systems with respect to specific software, functions, systems or services, Halyard’s access will be terminated.

Section 2.8 Halyard Documents and Other Information.

(a) Except for software licensed from third parties that are not Affiliates of Halyard, all software used in or in connection with any portion of the Halyard Business or the Included Non-Woven Business (the “Halyard Software”), is proprietary to Halyard or its Affiliates and, to the extent it is necessary to license or sublicense such software to Kimberly-Clark in order for Halyard to provide the Halyard Services, such software is hereby licensed or sublicensed non-exclusively, royalty-free to Kimberly-Clark solely for use in connection with the Kimberly-Clark Business and only until the earlier of the termination of this Agreement or the time at which the Service to which such Halyard Software relates terminates or ceases to be provided under this Agreement. Kimberly-Clark agrees not to use the licensed or sublicensed

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Halyard Software or related documentation (other than in connection with the Kimberly-Clark Business during the term of this Agreement) or to copy, modify, reverse engineer, reverse compile, or reverse assemble it. Irrespective of any terms to the contrary in this Agreement, any and all such licenses and sublicenses shall terminate as of the termination of this Agreement.

(b) As a result of the provision of Halyard Services, certain employees of Kimberly-Clark may receive access to computer, communications or information networks or systems of Halyard or its Affiliates, and any related documentation (collectively, “Halyard Systems”). Kimberly-Clark shall access and use only those Halyard Systems for which it has been granted the right to access and use. Kimberly-Clark’s right to access and use is provided for the limited purpose of supporting the Services provided hereunder. Individual access to such Halyard Systems is strictly limited to those employees of Kimberly-Clark approved in advance by Halyard. With respect to all Halyard Systems to which any employee of Kimberly-Clark has access as a result of the Services being provided, Kimberly-Clark (i) shall use such Halyard Systems internally and for their intended purpose only, shall not distribute, publish, transfer, sublicense or in any manner make such Halyard Systems available to other organizations or persons, and shall not act as a service bureau or consultant in connection with such Halyard Systems; (ii) shall comply with all of Halyard’s system security policies, procedures and requirements that are provided to Kimberly-Clark from time to time (“Halyard Security Regulations”); and (iii) shall not tamper with, compromise or circumvent any security or audit measures employed by Halyard. Kimberly-Clark shall ensure that only those employees acting on its behalf who are specifically authorized to have access to Halyard Systems gain such access and prevent unauthorized access, use, destruction, alteration or loss of information contained therein, including notifying its employees who might have access to such Halyard Systems of the restrictions set forth in this Agreement and of the Halyard Security Regulations.

(c) If, at any time, (i) any employee of the Kimberly-Clark Group or other Person acting on its behalf seeks to circumvent, or circumvents, the Halyard Security Regulations, (ii) any unauthorized employee of the Kimberly-Clark Group or Person acting on its behalf accesses Halyard Systems, or (iii) any employee or representative of the Kimberly-Clark Group engages in activities that may lead to the unauthorized access, use, destruction, alteration or loss of data, information or software of Halyard, Kimberly-Clark shall promptly terminate any such employee’s or Person’s access to Halyard Systems and immediately notify Halyard. In addition, Halyard shall have the right to deny any employee of the Kimberly-Clark Group or other Person acting on the Kimberly-Clark Group’s behalf access to Halyard Systems in the event that Halyard reasonably believes that such employee has engaged in any of the activities set forth above in this Section 2.8 or otherwise poses a security concern. Kimberly-Clark shall cooperate with Halyard in investigating any apparent unauthorized access to Halyard Systems.

(d) Without limiting the generality of any other provision hereof, the Kimberly-Clark Group shall have responsibility under this Agreement for the actions and omissions of both its employees and any other Person acting on its behalf.

(e) To the extent Kimberly-Clark no longer requires access to Halyard Systems with respect to specific software, functions, systems or services, Kimberly-Clark’s access will be terminated.

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Section 2.9 Conflict with Laws; Business Ethics. Notwithstanding anything in this Agreement to the contrary, (a) no Service Provider nor any of its Affiliates shall be required to undertake any actions that would or may place such Service Provider in violation of any Governmental Requirements and (b) each of the Parties agrees that the other Party shall not be required to take any actions that would place such Party or any other member of such Party’s Group in violation of its Business Code of Conduct, as they may be amended from time to time. Each Party shall promptly notify the other Party of any Service or action relating to a Service that cannot be performed without violating the Party’s Business Code of Conduct. The Party who gives such notice shall use commercially reasonable efforts to provide such Services or take such actions in such a way and to such an extent as will not cause it to violate its Business Code of Conduct.

Section 2.10 Local Implementing Agreements; Access. The Parties recognize and agree that there may be a need to document the Services provided hereunder in various countries from time to time. Consequently, the Parties shall enter into, or cause their respective Subsidiaries to enter into, local implementing agreements (“Local Agreements”) for Services to be provided hereunder in such countries or geographical regions as either Kimberly-Clark or Halyard may reasonably request from time to time; provided, however, that the execution or performance of any such Local Agreement shall in no way alter or modify any term or condition hereof nor the effect thereof. Without limiting the generality of the foregoing, should there be any conflict between any term or condition of a Local Agreement and this Agreement, the terms and conditions of this Agreement shall prevail.

During the term of this Agreement and for so long as any Services are being provided, the Kimberly-Clark Group will provide the Halyard Group and its authorized representatives such access to Kimberly-Clark and any other member of the Kimberly-Clark Group and their respective employees, representatives, facilities, premises and other equipment and books and records (including electronic data) as Halyard and its representatives may reasonably require in order to perform the Services or fulfill their respective obligations hereunder. During the term of this Agreement and for so long as any Services are being provided, the Halyard Group will provide the Kimberly-Clark Group and its authorized representatives such access to Halyard and any other member of the Halyard Group and their respective employees, representatives, facilities, premises and other equipment and books and records (including electronic data) as Kimberly-Clark and its representatives may reasonably require in order to perform the Services or fulfill their respective obligations hereunder.

ARTICLE III

CHARGES

Section 3.1 Charges. Each Service will be provided at the price indicated in the corresponding Schedule hereto.

ARTICLE IV

PAYMENT

Section 4.1 Payment. Charges for Services shall be invoiced monthly or at such other times as provided in the applicable Schedules hereunder in one or more statements (the “Monthly

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Statements”) prepared by the applicable Service Provider or one or more of its Affiliates and in the form set forth in Exhibit A hereto (with Kimberly-Clark as Service Provider) or Exhibit B hereto (with Halyard as Service Provider). The recipient of such invoice shall make the corresponding payment no later than sixty (60) calendar days after receipt of the Monthly Statement. Each Monthly Statement shall be directed to the applicable Service Coordinator or such other person designated in writing from time to time by such Service Coordinator. The Monthly Statement shall set forth in reasonable detail, for the period covered by such Monthly Statement: (i) the Services rendered and (ii) the basis for the calculation of the charges as set forth in Section 3.1. In the event there is any dispute with respect to a Monthly Statement, the Service Receiver shall make the payment for all non-disputed portions in accordance herewith. In the event it is determined that the Service Receiver is entitled to a refund of amounts actually paid by the Service Receiver hereunder, the Service Provider or its Affiliate (as applicable) shall pay the Service Receiver such overpaid amount.

The Service Receiver shall be responsible for all transfer taxes, excises, fees or other charges (including any sales, use, goods and services, value added or similar taxes) imposed or assessed on the Service Provider or its Affiliates as a result of the provision of Services under this Agreement. The Service Receiver shall be entitled to deduct and withhold taxes required by any Governmental Requirements to be withheld on payments made pursuant to this Agreement. To the extent any amounts are so withheld, the Service Receiver shall (i) pay such deducted and withheld amount to the proper Governmental Authority, and (ii) promptly provide to the Service Provider evidence of such payment to such Governmental Authority.

ARTICLE V

TERM

Section 5.1 Term. The term of this Agreement shall commence on the Distribution Date and shall continue in force until the termination of all Services in accordance with the duration of such Services set forth in the Schedules hereto or as otherwise set forth herein, but in no event beyond the October 31, 2016. Except as otherwise provided in a Schedule with respect to a specific Service, all Services shall terminate at the end of the Transition period.

ARTICLE VI

EXTENSION AND DISCONTINUATION OF SERVICES

Section 6.1 Extension and Discontinuation of Services. Except as otherwise provided in the applicable Schedule, the Service Receiver may elect to extend or discontinue its receipt of any individual Service from time to time or all of the Services that it receives under this Agreement in its entirety, by providing to the Service Provider the required advance written notice, if any, set forth in the applicable Schedule in respect of the Service that is to be extended or discontinued; provided, however, that any (i) discontinuation of any Service will not affect the amounts payable to the Service Provider hereunder in respect of the Services not so discontinued, and (ii) extension shall be at the amounts payable in respect thereof during the month immediately prior to such extended period. The Service Receiver shall be liable to the Service Provider for all charges payable under this Agreement in respect of such discontinued Services that are delivered prior to the effective date of such discontinuation, and for all charges payable under this Agreement in respect of any extended Services.

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ARTICLE VII

DEFAULT

Section 7.1 Termination for Default. Either Party may, by giving written notice to the other Party identifying the basis for such notice, terminate this Agreement as of the date specified in the notice of termination, if such other Party commits a material breach of this Agreement, which breach is not cured within thirty (30) days after receipt from the non-breaching Party of written notice of the breach specifying in reasonable detail the nature of the breach.

Section 7.2 Termination for Bankruptcy. In the event that a Party shall (i) file a petition in bankruptcy, (ii) become or be declared insolvent, or become the subject of any proceedings (not dismissed within sixty (60) calendar days) related to its liquidation, insolvency or the appointment of a receiver, (iii) make an assignment on behalf of all or substantially all of its creditors, or (iv) take any corporate action for its winding up or dissolution, then the other Party shall have the right to terminate this Agreement by providing written notice in accordance with Section 11.4.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Liabilities and Indemnities.

(a) Failure to Perform.

(i) In the event Kimberly-Clark fails to provide the Kimberly-Clark Services (or a portion thereof) in accordance herewith, the sole and exclusive remedy of Halyard shall be, at Halyard’s election, (A) to make a claim for indemnification pursuant to Section 8.1(b) (if available); (B) to require Kimberly-Clark to reperform the applicable Service (or relevant portion), without additional charge; (C) to withhold payment for such Service; provided, that if payment for such Service has already been made, Halyard shall be entitled, at its election, to a refund of the amount of such payment or to offset the amount of such payment against payments for other Services hereunder; (D) to the extent applicable, to have the right to terminate the Agreement under Section 7.1; or (E) to pursue its rights under Section 11.14.

(ii) In the event Halyard fails to provide the Halyard Services (or a portion thereof) in accordance herewith, the sole and exclusive remedy of Kimberly-Clark shall be, at Kimberly-Clark’s election, (A) to make a claim for indemnification pursuant to Section 8.1(b) (if available), (B) to require Halyard to reperform the applicable Service (or relevant portion) without additional charge, (C) to withhold payment for such Service; provided, that if payment for such Service has already been made, Kimberly-Clark shall be entitled, at its election, to a refund of the amount of such payment or to offset the amount of such payment against payments for other Services hereunder, (D) to the extent applicable, to have the right to terminate the Agreement under Section 7.1; or (E) to pursue its rights under Section 11.14.

(iii) Each Party may pursue more than one remedy at the same time but ultimately may not recover more than once. Such rights are the Parties’ sole remedy for any non-performance, inadequate performance, faulty performance or other failure or breach by a Party in its capacity as a Service Provider under or relating to this Agreement.

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(b) Indemnity by the Service Provider. Each party in its capacity as a Service Provider shall fully indemnify, defend and hold harmless the other Party in its capacity as a Service Receiver, and its Affiliates and their respective directors, officers, employees and agents, from and against any and all Damages, but only to the extent that such Damages relate to, arise out of, or result from (i) the Service Provider’s intentional cessation or suspension of, or refusal to provide, a material portion of the applicable Services as required hereunder (an “Abandonment”) or (ii) the Gross Negligence or Willful Misconduct of the Service Provider or its Affiliates in the performance of Service Provider’s obligations hereunder.

(c) Indemnity by the Service Receiver. Each party in its capacity as a Service Recipient shall fully indemnify, defend and hold harmless the other Party in its capacity as a Service Provider, and its Affiliates and their respective directors, officers, employees and agents, from and against any and all Damages incurred thereby relating to, arising out of, or resulting from the Service Provider’s provision of the applicable Services (including, for the avoidance of doubt, such Damages that arise out of the Service Provider’s or its Affiliates’ negligence or their breach of this Agreement), but in all cases excluding such Damages that relate to, arise out of, or result from (i) an Abandonment or (ii) the Gross Negligence or Willful Misconduct of the Service Provider or its Affiliates in the performance of Service Provider’s obligations hereunder. The foregoing indemnity shall not apply to Damages incurred directly by the Service Provider, including without limitation Damages to Service Provider’s real or tangible or intangible personal property and injury to the employees or agents of the Service Provider, but only to the extent that such Damages arise out of the acts or omissions of Service Provider or its Affiliates or agents (it being understood that this sentence shall not apply to Damages arising out of Claims (as defined below)).

(d) Survival. The provisions in this Section 8.1 shall survive and continue in full force and effect notwithstanding the expiration or termination of this Agreement for any reason whatsoever.

(e) Indemnification Procedures.

(i) Third-Party Claim. The indemnification obligation pursuant to Section 8.1(b) for each Party in its capacity as a Service Provider and the indemnification obligation pursuant to Section 8.1(c) for each party in its capacity as a Service Receiver, in each case, with respect to Damages claimed or asserted against a person claiming indemnification under this Agreement (an “Indemnified Party”) by a third party (that third-party claim or assertion, a “Claim”), are subject to the following terms and conditions:

(1) The Indemnified Party shall, with reasonable promptness after the Indemnified Party has notice of a Claim, (A) notify the Party from whom indemnification is sought (the “Indemnifying Party”) of the existence of that Claim and (B) transmit to the Indemnifying Party a notice (a “Claim Notice”) describing, in reasonable detail, the nature of the Claim, and copies of any papers served with respect to such Claim. Within fifteen (15) calendar days following receipt of notice from the Indemnified Party relating to any Claim, but no later than five (5) calendar days before the date on which any response to a

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complaint or summons is due if the Indemnifying Party has received notice from the Indemnified Party relating to any Claim at least five (5) days before that date, the Indemnifying Party shall notify the Indemnified Party that the Indemnifying Party will assume control of the defense and settlement of such claim (a “Notice of Assumption”).

(2) If the Indemnifying Party delivers a Notice of Assumption within the required notice period, the Indemnifying Party shall assume control (subject to Indemnified Party’s right to participate at its own expense) over the defense and settlement of the claim and diligently defend the claim; provided, however, that (i) the Indemnifying Party shall keep the Indemnified Party fully apprised as to the status of the defense, and (ii) the Indemnifying Party shall obtain the prior written approval of the Indemnified Party before entering into any settlement of such claim asserting any liability against the Indemnified Party, imposing any obligations or restrictions on the Indemnified Party, ceasing to defend against such claim or otherwise adversely impacting the Indemnified Party. The Indemnifying Party shall not be liable for any legal fees or expenses incurred by the Indemnified Party following the delivery of a Notice of Assumption; provided, however, that the Indemnified Party shall be entitled to employ counsel at its own expense to participate in the handling of the claim. The Indemnifying Party shall not be obligated to indemnify the Indemnified Party for any amount paid or payable by such Indemnified Party in the settlement of any claim if (x) the Indemnifying Party has delivered a timely Notice of Assumption and such amount was agreed to without the written consent of the Indemnifying Party, (y) the Indemnified Party has not provided the Indemnifying Party with notice of such claim and a reasonable opportunity to respond thereto, or (z) the time period within which to deliver a Notice of Assumption has not yet expired.

(3) If the Indemnifying Party does not deliver a Notice of Assumption relating to any claim within the required notice period, the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate. The Indemnifying Party shall promptly reimburse the Indemnified Party for all reasonable costs and expenses incurred by Indemnified Party, including attorneys’ fees, in connection therewith to the extent it is a claim for which the Indemnifying Party is obligated to indemnify under this Agreement.

(ii) No Third-Party Claim. In the event any Indemnified Party claims indemnification against any Indemnifying Party under this Agreement but that claim for indemnification does not involve a Claim, the Indemnified Party shall (A) notify the Indemnifying Party and (B) transmit to the Indemnifying Party a notice (an “Indemnity Notice”) describing, in reasonable detail, the nature of the claim. Within thirty (30) calendar days after receipt of any Indemnity Notice, the Indemnifying Party shall notify the Indemnified Party whether the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article VIII. If the Indemnifying Party does not notify the Indemnified Party within such thirty (30)-day period that the Indemnifying Party disputes its potential liability with respect to the claim described in such Indemnity Notice, any Damages resulting from such claim shall be payable by the Indemnifying Party under this Agreement.

(iii) The provisions of this Section 8.1(e) are in all cases subject to the limitations set forth in Sections 8.1 and 8.2 and elsewhere in this Agreement.

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Section 8.2 Limitations on Damages.

(a) SUBJECT TO THE REPERFORMANCE OBLIGATIONS IN SECTION 8.1(a)(i)(B) AND 8.1(a)(ii)(B), NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT (REGARDLESS OF CAUSE) SHALL A PARTY IN ITS CAPACITY AS A SERVICE PROVIDER BE LIABLE TO A PARTY IN ITS CAPACITY AS SERVICE RECEIVER AND ITS AFFILIATES WITH RESPECT TO CLAIMS ARISING OUT OF THIS AGREEMENT, WHETHER UNDER THIS ARTICLE VIII OR OTHERWISE, FOR AMOUNTS IN THE AGGREGATE EXCEEDING THE AGGREGATE SERVICE CHARGES PAID TO THE APPLICABLE PARTY IN ITS CAPACITY AS A SERVICE PROVIDER UNDER THIS AGREEMENT IN THE TWELVE-MONTH PERIOD PRIOR TO THE OCCURRENCE GIVING RISE TO THE DAMAGES (SUCH AMOUNT, THE “CAP”); PROVIDED, HOWEVER, THAT DURING THE SIX MONTH PERIOD IMMEDIATELY FOLLOWING THE EFFECTIVE TIME, THE CAP SHALL BE EQUAL TO THE TOTAL SERVICE CHARGES PAYABLE TO THE APPLICABLE PARTY IN ITS CAPACITY AS A SERVICE PROVIDER UNDER THIS AGREEMENT OVER SUCH SIX MONTH PERIOD, CALCULATED AS THOUGH THE FULL SCOPE OF SUCH SERVICES WILL BE DELIVERED WITHOUT EARLY TERMINATION OR SUSPENSION.

(b) NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY, THEIR RESPECTIVE AFFILIATES OR THEIR RESPECTIVE DIRECTORS, OFFICERS AND EMPLOYEES BE LIABLE UNDER THIS AGREEMENT FOR ANY CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF ANY PROVISION OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT AN INDEMNIFYING PARTY’S INDEMNIFICATION OBLIGATIONS HEREUNDER FOR LIABILITIES ANY INDEMNIFIED PARTY MAY HAVE TO THIRD PARTIES FOR ANY CONSEQUENTIAL DAMAGES ARISING OUT OF THE CLAIM THAT IS THE SUBJECT OF SUCH INDEMNIFICATION. FOR PURPOSES OF THIS ARTICLE VIII, “CONSEQUENTIAL DAMAGES” MEAN ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE OR SPECULATIVE DAMAGES (INCLUDING IN RESPECT OF LOST PROFITS OR REVENUES).

(c) To the extent that an Indemnified Party has incurred Damages that are subject to indemnification under this Article VIII for which (i) insurance coverages may be available or (ii) claims may be available against a third party in respect thereof, such Indemnified Party shall, to the extent possible, undertake good faith efforts to recover against such coverages and/or pursue such available third party claim. To the extent that an Indemnified Party obtains insurance proceeds or third party recoveries in respect of such Damages, such Indemnified Party shall use the funds actually received in connection with such insurance recovery or third party claim (in lieu of funds provided by the Indemnifying Party pursuant to the indemnification provisions of this Article VIII) to pay or otherwise satisfy such Damages, and the amount of any Damages for which indemnification is available under this Article VIII shall be reduced by the amount of such insurance or third party claim proceeds paid in cash to the Indemnified Party net of all out-of-pocket costs and expenses. If, after the making of any payment to an Indemnified Party of Damages under this Article VIII, the amount of Damages to which such payment relates is reduced by actual recovery, settlement or otherwise by the Indemnified Party under any

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insurance coverage or against any third parties, the amount of such reduction will promptly be repaid by the Indemnified Party to the Indemnifying Party, net of all out-of-pocket costs and expenses.

(d) In the event that a Service Recipient incurs any Damages relating to, arising out of, or resulting from the Service Provider’s provision of the applicable Services (including, for the avoidance of doubt, such Damages that arise out of the Service Provider’s or its Affiliates’ negligence or breach of this Agreement) for which (i) insurance coverages may be available to Service Provider or (ii) claims may be available to Service Provider against a third party in respect thereof (including any agents used by Service Provider in providing the Services), Service Provider shall, to the extent possible, at the Service Recipient’s expense, either (x) undertake good faith efforts to recover against such coverages and/or pursue such available third party claim or (y) take such action as shall be necessary for the Service Recipient to be subrogated, to the extent possible, to the rights of the Service Provider with respect thereto. To the extent that the Service Provider obtains insurance proceeds or third party recoveries in respect of such Damages, the Service Provider shall pay the funds actually received in connection with such insurance recovery or third party claim to the Service Recipient, net of all out-of-pocket costs and expenses incurred by Service Provider in connection therewith, notwithstanding any of the limitations in this Section 8.2.

Section 8.3 Limited Recourse. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, (A) NO AFFILIATE OF ANY PARTY WILL HAVE ANY LIABILITY OR RESPONSIBILITY FOR, RELATING TO OR IN CONNECTION WITH A PARTY’S FAILURE TO PERFORM ANY TERM, COVENANT, CONDITION OR PROVISION OF THIS AGREEMENT AND (B) IN PURSUING ANY REMEDY FOR ANY PARTY’S BREACH OF ANY TERM, COVENANT, CONDITION OR PROVISION OF THIS AGREEMENT OR OF ANY DUTY OR STANDARD OF CONDUCT BASED ON NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY OR PERSONAL INJURY OR OTHER TORT OR VIOLATION OF APPLICABLE GOVERNMENTAL REQUIREMENTS, OR OTHERWISE, THE OTHER PARTY WILL NOT HAVE RECOURSE AGAINST ANY PERSON OTHER THAN THE DEFAULTING OR BREACHING PARTY ITSELF NOR AGAINST ANY ASSETS OTHER THAN THE ASSETS OF THE DEFAULTING OR BREACHING PARTY ITSELF.

Section 8.4 Limitation on Remedies.

(a) EXCEPT AS SET FORTH IN SECTION 8.1 and 8.2(d), EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY OTHERWISE HAVE TO CLAIM, COLLECT OR RECEIVE DAMAGES, TO ENFORCE SPECIFIC PERFORMANCE OR TO PURSUE ANY OTHER REMEDY AVAILABLE IN CONTRACT, AT LAW OR IN EQUITY IN THE EVENT OF ANY NON-PERFORMANCE, INADEQUATE PERFORMANCE, FAULTY PERFORMANCE OR OTHER FAILURE OR BREACH BY THE OTHER PARTY IN ITS CAPACITY AS A SERVICE PROVIDER UNDER THIS AGREEMENT, REGARDLESS OF CAUSE EXCEPT ONLY TO THE EXTENT CAUSED BY THE WILLFUL MISCONDUCT OF SUCH SERVICE PROVIDER OR ITS AFFILIATES.

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(b) Without limiting the generality of any other provision hereof, it is not the intent of either Party (or their Affiliates) in its capacity as a Service Provider to render professional advice or opinions, whether with regard to tax, legal, treasury, finance, intellectual property, employment or other matters; no Party in its capacity as a Service Receiver shall rely on any Service rendered by or on behalf of the Service Provider or its Affiliates for such professional advice or opinions; and notwithstanding the Service Receiver’s receipt of any proposal, recommendation or suggestion in any way relating to tax, legal, treasury, finance, intellectual property, employment or any other subject matter, the Service Receiver shall seek all third-party professional advice and opinions as it may desire or need; and, with respect to any software or documentation provided in connection with the Services, the Service Receiver shall use such software and documentation internally and for their intended purpose only, shall not distribute, publish, transfer, sublicense or in any manner make such software or documentation available to other organizations or persons, and shall not act as a service bureau or consultant in connection with such software.

(c) A material inducement to the provision of the Kimberly-Clark Services is the limitation of liability, damages and recourse set forth herein and the release and indemnity provided by Halyard. A material inducement to the provision of the Halyard Services is the limitation of liability, damages and recourse set forth herein and the release and indemnity provided by Kimberly-Clark.

(d) Without limiting the generality of any other provision hereof, (i) none of Kimberly-Clark nor its Affiliates shall have any liability or responsibility for any loss of or Damage to any equipment related to the Halyard Business or the Included Non-Woven Business, which such liability, responsibility and risk shall be for the account of Halyard and its Affiliates, Regardless of Cause, and (ii) none of Halyard nor its Affiliates shall have any liability or responsibility for any loss of or Damage to any equipment related to the Retained Business, which such liability, responsibility and risk shall be for the account of Kimberly-Clark and its Affiliates, Regardless of Cause.

Section 8.5 Express Negligence. EXCEPT AS OTHERWISE EXPRESSED THEREIN, THE INDEMNITY, RELEASES AND LIMITATIONS ON DAMAGES, RECOURSE AND LIABILITIES IN THIS AGREEMENT (INCLUDING ARTICLES II AND VIII) ARE INTENDED TO BE ENFORCEABLE AGAINST THE PARTIES IN ACCORDANCE WITH THE EXPRESS TERMS AND SCOPE THEREOF, REGARDLESS OF CAUSE.

ARTICLE IX

CONFIDENTIALITY

Section 9.1 Confidentiality. The Parties each acknowledge and agree that the terms of the Distribution Agreement shall apply to information, documents, plans and other data made available or disclosed by one Party to the other in connection with this Agreement, including any such information Halyard may gain from access to the Kimberly-Clark Systems or that Kimberly-Clark may gain from access to the Halyard Systems.

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ARTICLE X

FORCE MAJEURE

Section 10.1 Effect and Definition. No failure or omission by either Party to perform or carry out its obligations in accordance with this Agreement (other than the obligation to make payment) shall give rise to any claim by the other Party or be deemed a breach of this Agreement if such failure or omission arises from a Force Majeure Event. “Force Majeure Event” shall mean any event or circumstance that is beyond the reasonable control of the Party affected thereby, including lightning, earthquakes, tornadoes, hurricanes, floods, wash outs, storms, fires, explosions, epidemics, acts of God, other natural disasters, acts of the public enemy, computer crimes, cyber terrorism, actions by any Governmental Authority or other governmental interference, insurrections, riots, civil disturbance, sabotage, terrorism, threats of sabotage or terrorism, vandalism, wars and war like actions (whether declared or undeclared and whether actual, pending or expected), confiscation, seizure, arrests or other restraints by a Governmental Authority, blockades, embargoes, boycotts, strikes, lockouts, labor unrest and other labor disputes, and any shortage of adequate power or transportation facilities.

Section 10.2 Notification Requirements. The Party claiming to be affected by a Force Majeure Event shall, as soon as reasonably practicable, notify the other Party of the beginning and end of any event claimed to be a Force Majeure Event and use commercially reasonable efforts to resume performance in accordance with this Agreement as soon as is reasonably practicable after the end of the Force Majeure Event.

Section 10.3 Cooperation. The Parties shall cooperate in reasonable respects with each other to find alternative means and methods for the provision of any suspended Service with respect to a Force Majeure Event.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Construction Rules.

(a) A reference to an Article, Section or Schedule shall mean an Article or Section of, or a Schedule to, this Agreement unless otherwise explicitly set forth. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole.

(b) The words “include,” “includes” and “including” when used in this Agreement shall be deemed in each case to be followed by the words “without limitation.”

(c) The words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(d) The word “or” when used in this Agreement will not be exclusive.

(e) Words in the singular when used in this Agreement will be held to include the plural.

(f) Unless specifically stated otherwise, all dollar amounts referred to in this Agreement or required to be paid pursuant to this Agreement are expressed in and shall be paid in United States Dollar funds.

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Section 11.2 Entire Agreement. This Agreement and the Schedules and Exhibits referred to herein, and the documents delivered pursuant hereto, together with the other Operating Agreements, constitute the entire agreement between the Parties with respect to the subject matter contained herein, and supersede all prior agreements, negotiations, discussions, understandings, writings and commitments between the Parties with respect to such subject matter; provided that, in the event of any conflict between this Agreement and any other Operating Agreement, this Agreement shall control with respect to the subject matter herein.

Section 11.3 Choice of Law; Dispute Resolution.

(a) This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Delaware and the federal laws of the United States of America applicable therein, without regard to any principles of conflicts of laws therein that would cause the laws of any other jurisdiction to apply.

(b) In respect of any dispute hereunder, the Service Coordinators shall first attempt to resolve such dispute in accordance with Section 2.2. If the Service Coordinators are unable to resolve any such dispute within the timeframes set forth therein, either Party may refer the dispute for resolution pursuant to Article XI of the Distribution Agreement.

Section 11.4 Amendment. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the Parties.

Section 11.5 Waiver. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party or Parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently given for the purposes of this Agreement if, as to any Party, it is in writing signed by an authorized representative of such Party. The failure of any Party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, or in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

Section 11.6 Partial Invalidity. Wherever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision or provisions shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

Section 11.7 Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by and delivered to each of the Parties.

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Section 11.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns; provided, however, that the rights and obligations of either Party under this Agreement shall not be assignable by such Party without the prior written consent of the other Party. The successors and permitted assigns hereunder shall include, without limitation, any permitted assignee as well as the successors in interest to such permitted assignee (whether by merger, liquidation (including successive mergers or liquidations) or otherwise).

Section 11.9 Third Party Beneficiaries. Except to the extent otherwise provided herein, the provisions of this Agreement are solely for the benefit of the Parties and their respective Affiliates, successors and permitted assigns and shall not confer upon any third Person any remedy, claim, liability, reimbursement or other right in excess of those existing without reference to this Agreement.

Section 11.10 Notices. All notices, requests, claims, demands and other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally, (ii) if transmitted by facsimile when confirmation of transmission is received, (iii) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after mailing or (iv) if sent by private courier when received; and shall be addressed as follows:

If to Kimberly-Clark, to:

Kimberly-Clark Corporation 351 Phelps Drive Irving, Texas 75309
Attention:	General Counsel
Facsimile:	972-281-1492

If to Halyard, to:

Halyard Health, Inc. 5405 Windward Parkway Suite 100, South Alpharetta, GA 30004
Attention:	General Counsel
Facsimile:	770-587-7749

or to such other address as such Party may indicate by a notice delivered to the other Party.

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Section 11.11 Performance. Each Party shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary or Affiliate of such Party.

Section 11.12 No Public Announcement. Neither Kimberly-Clark nor Halyard shall, without the approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such Party shall be so obligated by law or the rules of any stock exchange or quotation system, in which case the other Party shall be advised and the Parties shall use commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with the accounting and SEC disclosure obligations or the rules of any stock exchange.

Section 11.13 Authority. Each of the Parties represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with their respective terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equity principles.

Section 11.14 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Party or the Parties who are or are to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived.

Section 11.15 Construction. This Agreement shall be construed as if jointly drafted by Kimberly-Clark and Halyard and no rule of construction or strict interpretation shall be applied against any Party.

Section 11.16 Exclusivity of Tax Matters. Subject to the second paragraph of Section 4.1, but notwithstanding any other provision of this Agreement, the provisions of the Tax Matters Agreement shall exclusively govern all matters related to Taxes.

Section 11.17 Relationship of Parties. Each Party in its capacity as a Service Receiver understands and agrees that the Service Provider’s relationship to such Party as a Service Receiver under this Agreement is strictly a contractual arrangement on the terms and conditions set forth in this Agreement, that no fiduciary, trust, partnership, joint venture, agency or advisory relationship exists between either Party as a Service Provider and the other Party as a Service Receiver, that all Services are provided by the Service Provider as an independent contractor and

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that each Party in its capacity as a Service Receiver hereby waives any and all rights that it may otherwise have under applicable Governmental Requirements to make any claims or take any action against the other Party (or any of its Affiliates) as a Service Provider based on any theory of agency, fiduciary duty, relationship of trust or other special standard of care. Without limiting the generality of the foregoing, each Party acknowledges and agrees that the other Party owes no duties, fiduciary or otherwise, to such Party other than those expressly set forth in this Agreement.

Section 11.18 Further Assurances. From time to time, each Party agrees to execute and deliver such additional documents, and will provide such additional information and assistance as either Party may reasonably require to carry out the terms of this Agreement.

Section 11.19 Survival. The Parties agree that Articles IV, VIII, IX, and XI and any limitations on liability or responsibility and any exculpatory, disclaimer, waiver or similar provisions will survive the termination of this Agreement and that any such termination shall not affect any obligation for the payment of Services rendered or any other amounts due to a Party under this Agreement prior to termination.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

KIMBERLY-CLARK CORPORATION

By:	/s/ Mark A. Buthman
Name:	Mark A. Buthman
Title:	Chief Financial Officer

HALYARD HEALTH, INC.

By:	/s/ Steven E. Voskuil
Name:	Steven E. Voskuil
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Transition Services Agreement

Project Byrd

Transition Services Agreement (TSA) Schedule of Services

Kimberly-Clark

10/31/14

Table of Contents

Table of Contents	1

Transition Services

Information Technology	3
Facilities / Real Estate	23
Procurement	25
North Am. Shared Service Center (SSC)	33
Europe, Middle-East and Africa (EMEA)	37
Corporate Reporting	53
Transportation	57
Human Resources	60
Latin American Operations (LAO)	64
Research and Engineering (R&E)	70
Regulatory and Quality (R&Q)	74
Ops Separation (OTC, FTS, Dist.)	77
Global Nonwovens (GNW)	82
Asia-Pacific (APAC)	90
Legal	101

Reverse Transition Services

Chargeback, Membership, Contracts	105
Facilities - AFC Nogales (Reverse Transition Service)	108

Appendix

Appendix I: Resource Rate Cards	111
Appendix II: (Non-SAP Applications)	112
Appendix III: New Projects	122

Transition Services

Transition Services Agreement (TSA) Schedule of Services for:

INFORMATION TECHNOLOGY

Schedule A-1:	Information Technology

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Jonathan Landon [905-277-6565; jlandon@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Cindy Breshears [770-587-7399; cindy.breshears@hyh.com]

Geographic Scope:	Global

Overview of Services:

K-C will provide IT transition services to Halyard under four separate Schedules: the Global ITS Schedule (Schedule A-1) and three regional Schedules: APAC (Schedule A-14, EMEA (Schedule A-5), and LAO (Schedule A-9). The vast majority of IT Services and charges are part of the Global ITS Schedule. Exhibit 1 below provides an overview of the services provided in each of the four Schedules.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

1. For any particular Service set forth in this Schedule A-1, the following terms (the “Service Phases”) shall govern K-C’s responsibilities in respect thereof:

“Pre-Migration” means K-C supports and maintains such Service as described herein and will perform such remediation services as are required to cause such Service to operate in substantially the same manner as immediately prior to the Distribution Date or such other standard as agreed between the parties. Prior to completion of Pre-Migration, Halyard will define and document their end-state operating model and procedures relevant for each Service Category.

“Migration” means K-C provides primary support and maintenance of such Service, while Halyard or Halyard’s designated third party provider gains expertise in such Service prior to such Service being actively migrated to Halyard or such third party. Additionally, K-C will be responsible for providing the services required by the applicable third party services providers (as provided in the agreement between Halyard and such third party, but excluding any payment obligations therein) to be able to take over hosting, support and management of such Services until such time as such migration is complete. Such third party service providers and any agreements between Halyard and such third party shall be reasonably acceptable to K-C.

“KT/Support” means that Halyard or Halyard’s designated third-party provider delivers primary hosting, support and maintenance in respect of such Service, while K-C continues to provide knowledge transfer services to Halyard and that third party provider, and plays a secondary supporting role to such third party service provider. K-C’s responsibilities are limited to various knowledge management and transition services (i.e., not the services listed in the schedules).

“Steady State” means K-C no longer has any responsibilities in respect of such Service.

2. At the beginning of each Service Phase, the parties will cooperate in good faith to determine the specific milestones and deliverables to be completed during that Service Phase. Such milestones and deliverables will be consistent with the work plan reviewed and agreed by the parties prior to the Effective Time and updated by the parties as required. In so far as the parties are unable to agree to the specific milestones and deliverables to be completed during a Service Phase within 30 days of the commencement of such Service Phase, either Party may refer the issue to dispute resolution pursuant to clause 11.3(b) of this Agreement.

3. Neither party shall have a unilateral right of termination or extension in respect of the services provided in this Schedule A-1. If the actual duration of a particular service within a Service Phase (whether a Pre-Migration, Migration or KT/Support service) exceeds the Anticipated Duration (as set forth in IT.1 through IT.4 below) (a “Delay Period”), the cost per month for such service shall be the same during the Delay Period as it was during the month immediately preceding the Delay Period. If, in either party’s reasonable judgment there will be a Delay Period, such party shall provide written notice to the other party describing the potential delay, the cause of the delay, and the anticipated duration of the delay as soon as practical after the likelihood or existence of such Delay Period has become known to the party. Neither party can assert a Delay Period for convenience. If, and to the extent that, the Delay Period (or combination of multiple Delay Periods) for any Service Category (as set forth in IT.1 through IT.4 below) results in an extension of the total duration of such Service Category by more than one month, such Delay Period will be subject to mutual agreement between the parties. If any service is not complete by the end of the Delay Period, both parties will negotiate in good faith with respect to the completion of such service upon commercially reasonable terms; provided, however, that under no circumstances will K-C have an obligation to continue delivering services to Halyard under this agreement more than 24 months after the effective date of the agreement.

4. Except as otherwise expressly set forth in this Schedule A-1, all applications and related or required technology and infrastructure are in place as of the Distribution Date, or will be in place no later than the go-live date which is expected to be November 4, 2014, and these Services shall not be deemed to include the development or initial implementation of any such application, technology or infrastructure.

5. K-C’s provision of the Services in this Schedule A-1 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision in a timely fashion of Halyard hardware, software and services, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer), (v) acceptance of reasonable maintenance windows on the production systems, and (vi) participation in governance activities and decisions.

6. Halyard will reimburse K-C for all reasonable travel costs incurred in the delivery of the services described in IT.1 – IT.4 herein, subject to a total reimbursement cap of $500,000. For the avoidance of doubt, any reasonable travel costs incurred in the delivery of services under IT.5 will be reimbursed by Halyard and will not be subject to such total reimbursement cap.

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement), unless otherwise provided herein

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below.

All values are in USD, unless otherwise noted.

The following three Exhibits are intended to provide background information and a conceptual overview of the IT Services. They shall in no event be deemed to set forth the specific scope of IT Services, as that is provided in the tables of Services immediately following such Exhibits. In the event of any conflict between the table of Services and Exhibits 1, 2 and/or 3, the table of Services shall control.

Exhibit 1

A High-Level Overview of Global and Regional ITS Services Provided
	Core Services	Global ITS Services		APAC Services	EMEA Services	LAO Services

Service Clusters: Operations and Stabilization	SAP Support	•	Support for the majority of global SAP applications in line with services offered today	• Limited support for incident management in line with services offered today in regions (e.g., batch file errors)		• No regional support
	Non-SAP Support	•	Support for global non-SAP applications listed in Appendix 1 in line with services offered today	• Support for locally hosted applications (Comet, KCP quoting tool and Umbraco in EMEA)		• No regional support
	End-User Infrastructure	•

Support for the majority of global end-user services in line with services offered today, including:

•       Personal computer and mobile device support

•       Service delivery management

•       Video/voice for shared sites

•       SharePoint/workflow support

•       Messaging management

				• Onsite support (PC, mobile, voice, conferencing) for various shared offices • Select network, voice communication links • Coverage of maintenance costs for IT hardware as sets in select locations		• Onsite support for shared offices • Local help desk • IT asset management • Physical network management in select offices • Messaging management
	Network	•	Global network management	• Local network support, including: • LAN and WAN management in select sites • Hardware configuration		• Regional network management

Other Charged Services	Migration	•	The scope of support varies by service, depending on third-party contracts (migration support costs included in SAP and Non-SAP Support)
	Facility Occupancy	•	Provide Kimberly-Clark required office space and related services at the Neenah, Knoxville, and Brighton sites

Projects	Projects / Improvements	•	Completion of Halyard projects by K-C will be priced and executed on an à la carte basis upon mutual agreement between K-C and Halyard

The Global ITS Schedule is divided into two parts: “Operations, Migration, and Stabilization Services” (for which scope and charges have been determined) and a “New Capability Service” (for which scope and charges will be determined on an as-needed basis). Exhibit 2 below outlines the two parts of the Global ITS Schedule.

Exhibit 2

The Two Parts of the Global ITS Schedule of Services

•       K-C will support in scope services for Halyard’s Day 1 environment with similar service levels as today

•       K-C will provide primary support and services during Halyard’s migration to a steady state

•       K-C will support the transfer of services to Halyard staff and appropriate third parties

•       The Global ITS schedule of services will include a rate card (see Appendix I)

•       K-C and Halyard will agree on project needs and mandatory remediation for migration (billed à la carte)

•       SCAN Replacement to be completed on Time and Materials (separately billed) basis

•    Additional items to be determined

Given the large scope and complexity of the Global ITS services, K-C and Halyard have aligned on a number of key principles. These principles are intended to provide transparency with respect to the key assumptions of the services and improve the overall alignment between the two parties for planning and service delivery purposes. Exhibit 3 below describes key principles.

Exhibit 3

The Key Agreed-Upon Principles for the Global ITS Schedule of Services
Category	Items		Operations, Migration, and Stabilization		New Projects

Services in Scope	Services in Scope	•	Fully managed support, as currently provided for the following services: • SAP applications • Non-SAP applications (listed in Appendix 1) • End-user infrastructure • Network	•	To be determined mutually by K-C and Halyard

Scope of Support	Type of Support Provided	•	Mandatory maintenance (e.g., bug fix, patching) and primary support	•	Mutually agreed upon capability improvements delivered by K-C to be billed on a project-by-project basis
		•	Transition of services to Halyard/third party, including knowledge transfer and secondary support in order to facilitate stabilization
	Limitations in Support	•	The TSA only covers support for services delivered from K-C locations or through K-C contracted vendors (support does not cover the management of Halyard HP data centers)	•	As described in the scope of each specific request
Pricing	Service Costs	•	Costs allocated to Halyard today plus the cost to provide expanded services (e.g., hosting) minus the cost of services K-C is no longer supporting (e.g., voice)	•	Billed à la carte based on the hours of labor required
		•	Incremental costs incurred by K-C in its support of the migration to Halyard
	Pricing Structure	•	Services grouped into four clusters (SAP support, Non-SAP support, end-user infrastructure, and network), with charges identified for services within each cluster	•	Billed via an ITS rate card (see Appendix I)
		•	When services are transitioned to Halyard, the ongoing TSA charges will drop by identified amounts
		•	If select services within a cluster transition earlier, K-C will offer a good faith charge reduction based on cost true-up post-migration

Duration	Schedule Duration	•	13-15 months and not to extend past 21 months	•	Handled on a case-by-case basis up to 21 months

ID	Description of Service			Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

IT.1	SAP Support, Basis, Hosting, Overhead SAP Support							No unilateral right of termination or extension for any IT Services
	1.	Subject to the Service Phases set forth below, K-C will provide support for the following:		SAP Support
		a.	general accounting (GL), product costing, order settlement, project systems, asset accounting, and profitability analysis (CO-PA);

b.

order management (sales order entry), EDI, order pricing, export processes, customer and finished product master data, batch management, transportation planning and distribution (order fulfillment, warehouse management, etc.);

		c.	demand planning, supply network planning, production planning, bill of materials and non-finished goods master data, and plant maintenance;

		d.	requisitioning and ordering, invoice processing, and vendor and material master data;

		e.	Vistex incentives and chargebacks; and

		f.	SAP BW tools and reports as existing for the Healthcare Business immediately prior to the Distribution.

	2.	Subject to the Service Phases set forth below, K-C’s Integration Center of Excellence (“ICOE”) will provide oversight, best practices and maintenance for all SAP PI interfaces, such as:		SAP Support

		a.	defining the decision process by which standard integration platforms (as designated jointly by ICOE and enterprise architecture) are used to fulfill specific requirements and scenarios;

		b.	monitoring of design conformance to the above decision-making process by project teams and issuance of exceptions where appropriate; and

c.

joint oversight and/or direct ownership of K-C standard integration platforms, including required development standards and procedures, system documentation, development/support resources, and hardware/software roadmaps.

		d.	Systems utilized include SAP PI (direct responsibility, in partnership with Basis, and oversight of PI development/support team), Gentran, and ws_ftp.

ID	Description of Service			Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

IT.1
(cont’d)	3.	Subject to the Service Phases set forth below, K-C will provide the following:		SAP Support

		a.	Management of security roles and IDs for SAP applications, including mobile devices; and

		b.	Management of governance to internal control and regulatory rules and standards.

	Service Phases

	In respect of the SAP Support Services set forth above, K-C shall provide Pre-Migration services commencing on or around November 4, 2014, for the monthly fees set forth in the column to the right.				$522,000	4 months

	Upon the completion of the Pre-Migration services as provided above, K-C shall provide Migration services in respect thereof, for the monthly fees set forth in the column to the right.				$522,000	4 months

	Upon the completion of the Migration services as provided above, K-C shall provide KT/Support services in respect thereof, for the monthly fees set forth in the column to the right.				$261,000	5 months

	Upon the completion of the KT/Support services as provided above, such Services shall be deemed to be in Steady State, and K-C shall have no further responsibilities in respect thereof.				$0

	SAP Basis

	1.	Subject to the Service Phases set forth below, K-C will provide SAP technology solutions (“SAP Basis”) - including but not limited to (major activities listed below):		SAP Basis

		a.	operational / shift lead support for the technical SAP deployment for the Halyard Business (3 regional landscapes + WorkDay);

		b.	perform standard services for SAP Basis: Install SAP notes corrections; printer maintenance; output (fax/email) setup and troubleshooting; developer keys; object keys; SAPFiles interface work; system configuration opens; SAP client refresh; SAP system copy; and manage the SAP change environment (change transport from development to quality assurance and production);

ID	Description of Service		Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	c.	triage and correct application / system performance issues;

	d.	manage High Priority Incidents 24x7x365 (“High Priority Incidents” are defined as Priority 1 or 2 incidents from the Incident Impact Urgency Priority definition (set forth in Artifact III));

	e.	SAP support package / support stack upgrades, but only to the extent required for the operation of the then-existing SAP solution (i.e. no new functionality);

	f.	SAP kernel upgrades for supported products, as necessary to maintain the system; provided, that anything beyond maintenance is considered discretionary and is excluded;

	g.	conduct routine system health checks and reaction to monitors and alerts related to system health;

	h.	manage SAP instance environments, including required parameters for fine tuning overall system configuration;

	i.	support SAP single sign-on environment;

	j.	language maintenance;

	k.	annual (or more frequent) application of required legal changes;

	l.	HR tax factory bulletin updates (monthly);

	m.	support bolt-on solutions technically - Vistex, Vertex, faxing, etc.; and

	n.	provide ERP, SCM, PI, BW, SRM, MDM, Portal, and Solution Manager knowledge transfer services.

Service Phases

	In respect of the SAP Basis Services set forth above, K-C shall provide Pre-Migration services commencing on or around November 4, 2014, for the monthly fees set forth in the column to the right.			$138,000	4 months

	Upon the completion of the Pre-Migration services as provided above, K-C shall provide Migration services in respect thereof, for the monthly fees set forth in the column to the right.			$138,000	6 months

	Upon the completion of the Migration services as provided above, K-C shall provide KT/Support services in respect thereof, for the monthly fees set forth in the column to the right.			$69,000	2 months

ID	Description of Service		Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	Upon the completion of the KT/Support services as provided above, such Services shall be deemed to be in Steady State, and K-C shall have no further responsibilities in respect thereof.			$0

SAP Hosting

During the time period over which K-C will be providing any portion of the SAP Support Services set forth above (i.e., for all phases other than Steady State), K-C will host such subject applications in a K-C provided data center, for the monthly fees set forth to the right.

			SAP Hosting	$397,000 (Pre-Migration) $397,000 (Migration)	1 month 10 months

SAP Overhead

	For a period of 12 months from the effective date of the transition service agreement, K-C will provide required ancillary supporting services that are reasonably required to enable the performance of the foregoing Services (e.g., governance, project management, personnel management and similar overhead services), for the monthly fees set forth to the right. The duration of this Service Category cannot be terminated before nor extended beyond 12 months without the mutual agreement of the parties.		SAP Overhead	$135,000	12 months

IT.2	Non-SAP Application Support, Hosting, Overhead Non-SAP Support						No unilateral right of termination or extension for any IT Services
	Subject to the Service Phases set forth below, K-C will provide the following Non-SAP Support Services:		Non-SAP Support

	1.	Support for the applications named in Appendix I (Non-SAP Applications) of this Schedule of Services.

	2.	K-C IT support of all non-SAP applications that are currently supported by K-C ITS immediately prior to the Distribution that are a part of the Healthcare Business.

	3.	K-C IT oversight of support of all third-party-supported applications that are used in the Healthcare Business immediately prior to the Distribution.

	4.	K-C third party IT support of Non-SAP applications that are supported by K-C delivery partners immediately prior to the Distribution and that are used in the Healthcare Business.

ID	Description of Service			Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	5.	Web Services support of the external facing Halyard websites and two Halyard mobile native apps. Major services to be provided include:

		a.	UI – adaptive design;

		b.	website build and deployment (list and timing of those is set forth below);

		c.	mobile native app development;

		d.	responsive design;

		e.	content localization;

		f.	tagging / measuring / reporting; and

		g.	web page optimization.

Websites to be delivered on 11/17/14: eu.halyardhealth.com, halyardhealth.co.uk, halyardhealth.fr, halyardhealth.de and halyardhealth.nl

Websites to be delivered on 12/1/14: lao.halyardhealth.com, es.halyardhealth.com and pt.halyardhealth.com

IT.2 (cont’d)	Websites to be delivered on 12/31/14: www.competency.ap.hcus.corp, aph.hcuc.corp and aph.hcus.corp/aus/vendormaster/index.aspx

Websites to be delivered during 1Q 2015: halyardhealth.com/es and halyardhealth.br

Websites to be delivered on 4/1/15: halyardhealth.in

Websites to be delivered on a date that is to be agreed by the parties: preventinfections.com

	6.	Management of security roles and IDs for non-SAP applications, including mobile devices.

	7.	Management of governance to internal control and regulatory rules and standards.

ID	Description of Service			Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	8.	Information management, including the following:

		a.	ITAS-EBI Business Intelligence applications support;

		b.	IT application support for the following systems: Hyperion Financial Management (HFM), SG&A, and BOBJ-BI;

		c.	IT application support of the following systems: Master Data Management (MDM), Master Reference Client (MRC), GDS (Global Data Sync), EDM Vendor Master, NA SRM;

		d.	IT application support for the SAP BOBJ-data services (DS); and

		e.	IT application support for MS BI.

Service Phases

	In respect of the Non-SAP Support Services set forth above, K-C shall provide Pre-Migration services commencing on or around November 4, 2014, for the monthly fees set forth in the column to the right.				$415,000	3 months

	Upon the completion of the Pre-Migration services as provided above, K-C shall provide Migration services in respect thereof at a decreasing cost per month as set forth in the column to the right, beginning with $415,000 during month 1 and ending with $124,000 during month 7.				$415,000; $373,000; $290,000; $249,000; $166,000	1 month for each monthly fee level (5 months total)
					$124,000	2 months (Migration)

	Upon the completion of the Migration services as provided above, K-C shall provide KT/Support services in respect thereof, for the monthly fees set forth in the column to the right.				$62,000	2 months (KT/Support)

	Upon the completion of the KT/Support services as provided above, such Services shall be deemed to be in Steady State, and K-C shall have no further responsibilities in respect thereof.				$0

	Non-SAP Hosting			Non-SAP Hosting

During the time period over which K-C will be providing any portion of the Non-SAP Support Services set forth above (i.e., for all phases other than Steady State), K-C will host such subject applications in a K-C provided data center, for the monthly fees set forth to the right.

					$346,000 (Pre-Migration) $346,000 (Migration)	1 month 10 months

	Non-SAP Overhead			Non-SAP Overhead

	For a period of 12 months from the effective date of the transition service agreement, K-C will provide required ancillary supporting services that are				$118,000	12 months

ID	Description of Service			Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

reasonably required to enable the performance of the foregoing Services (e.g., project management, personnel management and similar overhead services), for the monthly fees set forth to the right. The duration of this Service Category cannot be terminated before nor extended beyond 12 months without the mutual agreement of the parties.

IT.3	End User Infrastructure Support and Management Personal Computers						Notwithstanding Section 2.6 of the Transition Services Agreement, the parties have agreed to certain variances in the software and services to be provided pursuant to this IT.3 from those provided immediately prior to the Distribution Date.	No unilateral right of termination or extension for any IT Services

Subject to the Service Phases set forth below, K-C, in cooperation with Halyard’s service provider, Tata Consulting Services (“TCS”), will provide support and management Services for the following (it being understood that Halyard shall be responsible for all hardware replacement costs for hardware that will be owned by Halyard after the Distribution Date):

Personal Computer
	1.	personal computer desktop hardware and core global desktop applications;
	2.	network attached Multi-Functional-Devices (MFD);
	3.	mobility devices;
	4.	remote access and connectivity devices and applications, including:
		a.	management of Citrix for remote connectivity to enable access for internal and external parties; and
		b.	management of VPN and VDI included in TCS quote;

	5.	TCS contractors, including service delivery management and oversight; and

	6.	desktop and mobile migration efforts.

Messaging Services

	Subject to the Service Phases set forth below, K-C will provide support and management Services for the following:			Messaging

	1.	e-mail, instant messaging, on-line meeting capability, electronic fax services, anti-spam services, and mobile E-mail (which, unless otherwise agreed to, shall include Office365, SharePoint, Lync, Outlook and One Drive).

ID	Description of Service			Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

IT.3
(cont’d)	SharePoint/Workflow
	Subject to the Service Phases set forth below, K-C will provide support and management Services for the following:			SharePoint/ Workflow

	1.	collaboration and content:

		a.	manage the stability of the application platform, including SharePoint, ViewDirect (manage report and archiving requests in support of SAP financial transaction processing), Lotus Notes;

		b.	governance (i.e. change management and similar functions), consulting and education for SharePoint and ViewDirect; and

	2.	management and development of workflows upon request.

Voice and Video

	Subject to the Service Phases set forth below, K-C, in cooperation with TCS, will provide support and management Services for the following:			Voice & Video

	1.	voice solutions: internal calls, external calls, and programmable desk phone options such as call forwarding, voice mail and call center; and

	2.	enterprise video solutions with key functionality, such as peer-to-peer call, conference scheduling and bridging of multipoint videoconferences.

Mobile Device Support

	Subject to the Service Phases set forth below, K-C, in cooperation with TCS and Cognizant Technology Solutions (“Cognizant”), will provide support and management Services for the following:			Mobile device

	1.	mobile devices (including MobileIron);

ID	Description of Service			Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	2.	mobile application store, including:

		a.	managing the Apps@Work enterprise store;

		b.	providing mobile related reporting and proactive monitoring to ensure compliance and security; and

		c.	consultation and enforce Apple’s deployment and distribution policies;

	3.	manage and supervise the Apple Developer Portal, as follows:

		a.	manage mac devices used for support;

		b.	manage test iDevices used for support;

		c.	provide monitoring and management of upcoming iOS updates;

		d.	provide support of mobile frameworks;

		e.	provide overall mobile application guidance and counseling for new mobile apps development;

		f.	manage and support workflow;

		g.	ensure completion of Application and Disaster Recovery documents; and

		h.	Code Sign;

	4.	Annual Code Sign.
Incremental migration charges (FTE+other)
Incremental Migration Charges (FTE and other)

K-C will provide required ancillary and incremental migration services that are reasonably required to enable the foregoing services (e.g., project management, personnel management and similar overhead services).

Service Phases

In respect of the End User Infrastructure Support and Management Services set forth above, K-C shall provide Pre-Migration services commencing on or around November 4, 2014, for the monthly fees set forth in the column to the right.
					$39,000	3 months
	1.	Personal Computers			$7,000	3 months
	2.	Messaging Services			$28,000	7 months

ID	Description of Service		Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	3.	SharePoint/Workflow		$7,000	4 months
	4.	Voice and Video		$16,000	3 months
	5.	Mobile Device Support		N/A	N/A
	6.	Incremental Migration Charges

	Upon the completion of the Pre-Migration services as provided above, K-C shall provide Migration services in respect thereof, for the monthly fees set forth in the column to the right.

				$39,000	4 months
	1.	Personal Computers		$4,000	4 months
	2.	Messaging Services		$28,000	1 month
	3.	SharePoint/Workflow		N/A	N/A
	4.	Voice and Video		$16,000	4 months
	5.	Mobile Device Support		$280,000	7 months
	6.	Incremental Migration Charges (commencing on or around November 4, 2014)

	Upon the completion of the Migration services as provided above, K-C shall provide KT/Support services in respect thereof, for the monthly fees set forth in the column to the right.

				N/A	N/A
	1.	Personal Computers		N/A	N/A
	2.	Messaging Services		$14,000	3 months
	3.	SharePoint/Workflow		N/A	N/A
	4.	Voice and Video		N/A	N/A
	5.	Mobile Device Support		$140,000	1 month
	6.	Incremental Migration Charges
				$0

	Upon the completion of the KT/Support services as provided above, such Services shall be deemed to be in Steady State, and K-C shall have no further responsibilities in respect thereof.

IT.4	Network Connectivity						No unilateral right of termination or extension for any IT Services
	Subject to the Service Phases set forth below, K-C, in cooperation with TCS, will provide network connectivity services as follows:

	1.	manage applications on the network, network performance and the ability for K-C and Halyard network interaction throughout the duration of the Transition Services Agreement;

ID	Description of Service			Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension
	2.	manage the purchasing and configuration of necessary K-C hardware (i.e. K-C hardware at K-C locations);
	3.	management and engineering of K-C LAN and WAN;
	4.	install and decommission K-C equipment;
	5.	manage K-C network administration tools; and
	6.	Management of firewalls, internet access, risk assessments and website security.

	Incremental Migration Charges (FTE and other)

	K-C will provide required ancillary and incremental migration services that are reasonably required to enable the foregoing services (e.g., project management, personnel management and similar overhead services).

	Service Phases

	In respect of the Network Connectivity Services set forth above, K-C shall provide Pre-Migration services commencing on or around November 4, 2014, for the monthly fees set forth in the column to the right.
		1.	Network Connectivity	$197,000	5 months
		2.	Incremental Migration Charges (commencing on or around November 4, 2014)	N/A	N/A

	Upon the completion of the Pre-Migration services as provided above, K-C shall provide Migration services in respect thereof, for the monthly fees set forth in the column to the right.
		1.	Network Connectivity	$95,000	7 months
		2.	Incremental Migration Charges	$29,000	10 months (starting in January 2015)

	Upon the completion of the Migration services as provided above, such Services shall be deemed to be in Steady State, and K-C shall have no further responsibilities in respect thereof.			$0

ID	Description of Service		Service Category	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

IT.5	New Projects		Time and Materials - See Appendix 1: Resource Rate Cards				No unilateral right of termination or extension for any IT Services
	1.	Any ITS-related service requests from Halyard not described in IT.1, IT.2, IT.3, or IT.4 or otherwise reasonably required to deliver such services would be defined as a New Project.
	2.	Any request for a New Project will require agreement between the parties on the expected scope, duration, and resourcing of the project.
	3.	K-C at its discretion may decline or approve any New Project request.
	4.	New Projects will be priced on a time and materials (T&M) basis according to the information technology rate card.
	5.	K-C and Halyard have agreed to the New Projects listed on Appendix III, subject to final agreement on project scope.

IT.6	Facility Occupancy			$94,151*	12 months
1.

K-C will provide office space and related services (e.g., security and cleaning) at the Neenah, Knoxville, and Brighton sites for use by K-C employees in the delivery of the Services described herein for the monthly fees set forth in the column to the right.

* Occupancy cost to be reduced proportionally to IT service cost reductions over time (e.g., a 10% reduction in IT services shall reduce monthly facility occupancy cost by 10%).
	2.	Any occupancy costs for sites not listed above shall be included in the Facilities / Real Estate services.

Artifact I – Migration Timeline and Cost

The chart below is to be used for reference purposes only and depicts the cost and the expected duration of services provided within this Agreement. Actual cost and expected duration of the Services are as set forth on Schedule A-1, Items IT.1 through IT.5. Color coding is used to refer to different phases in the migration of services. The proposed migration schedule is dependent on multiple factors including, but not limited to, 3rd party vendor performance and Halyard organization ramp up.

Artifact II – Monthly Allocation Schedule

The chart below is to be used for reference purposes only and depicts the expected duration of services and the percentage of the allocated cost provided within this Agreement. Color coding is used to refer to different phases in the migration of services. Proposed migration schedule and costs are dependent on multiple factors including but not limited to, 3rd party vendor performance and Halyard organization ramp up.

Cluster	Service	Month ($K)	Nov-14	Dec-14	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15
SAP (IT.1)	SAP support	522		100%				100%					50%		
	SAP Basis	138		100%					100%				50%		0%
	SAP hosting	397	100%						100%					0%	
	SAP overhead	135						100%							0%
Non-SAP (IT.2)	Non-SAP support	415		100%		100%	90%	70%	60%	40%	35%	30%	15%		0%
	Non-SAP hosting	346	100%					100%						0%	
	Non-SAP overhead	118						100%							0%
End User (IT.3)	Personal computer	39		100%			100%					0%			
	Messaging	7		100%			50%					0%			
	SharePoint/Workflow	28				100%				100%		50%		0%	
	Voice & Video	7		100%							0%				
	Mobile device support	16		100%			100%					0%			
	Incremental migration charges (FTE+other)	280				100%				50%			0%		
Network (IT.4)	Network connectivity	207			95%						45%				0%
	Incremental migration charges (FTE+other)	29	0%						100%						0%

Pre-migration | Migration | KT/Support | Steady state | Overhead

End of first year of TSA

Artifact III – Incident Impact Urgency Priority

“High Priority” criteria – item falls in Priority 1 or 2 from below table:

Major Incident (1-Critical with “all hands”)

•      Labeled as 1-Critical, but with added designations of “Major Incident” and “all hands incident.”

•      Highest level of support; all available resources applied from across the organization.

•      Reserved for severe and wide-spread outage to multiple major applications or systems. Examples:

•      Major Computer Security incident

•      Wide-spread network, storage, or server outage

•      Wide-spread website integrity or breach

•      Order of application/system recovery is determined by Business Criticality. Refer to the IT Business Criticality page for more information.

1 – Critical

Communication sent to affected region

•      K-C cannot:

•      Process orders

•      Make or ship products

•      Collect money from customers

•      Pay vendors or employees

•      Provide financial information for investors and analysts

•      Provide reporting to customers or sales personnel

•      Compromise of consumer personally identifiable information (PII) or credit card information (PCI)

•      Compromise of health privacy data (HIPAA)

•      SAP production instance is down

•      Widespread network or Telecom outage

•      E-business links fail with key customer

•      Enterprise job scheduler is down

•      Kimberly-Clark.com is down or compromised

•      One or many major brand or high traffic digital applications are down or compromised

2 – High

Communication sent to affected region

•      A mill cannot record production

•      A warehouse cannot reconcile stock

•      Purchasing cannot place orders

•      K-C cannot perform a month-end or year-end close

•      Mainframe production running extremely slow

•      Consumer is being directly affected/involved

•      Disruption to multiple critical batch processing systems, for example:

•      Core SAP Systems

•      Enterprise job scheduler

•      A large promotion is severely impacted

•      One or many digital applications with medium traffic is down or compromised

3 – Moderate

Note: Business reason required and documented in ticket.

•      Critical batch job failures

•      Marketing cannot access its applications

•      Sales and other management reports are unavailable

•      Malfunctioning printer and no alternative printer available

•      One or many digital applications with low traffic is down or compromised (includes impact to registration, search, coupons)

4 - Minor (Default)

•      SAP non-production system Issues

•      Correcting documentation errors

•      Not able to print to a specific network printer

•      Single user not able to access Outlook

•      Single user unable to remote connect to K-C network

•      Single user unable to connect to K-C wireless network

•      Peripheral PC equipment not functioning correctly (keyboard, mouse, display, etc.)

5 – Low Note: Customer agreement required and documented. • Run diagnostics • Analyze Data dumps • Coding and Testing • User requirements change

Transition Services Agreement (TSA) Schedule of Services for:

FACILITIES / REAL ESTATE

Schedule A-2:	Facilities / Real Estate

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Susan Leadbeater [920-721-7258; susan.wood.leadbeater@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Chris Isenberg [770-587-7437; chris.isenberg@hyh.com]

Geographic Scope:	U.S. and Europe Sites

Overview of Services:

The Facilities / Real Estate Services include on-going use of K-C facilities in the U.S. and Europe, along with real estate transaction support. The facilities in scope are Roswell, GA and Nanterre, France. Facility services for the Neenah, WI, Knoxville, TN, and Brighton, UK sites are included within the IT, Procurement, Shared Services, and Transportation schedules.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-2 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iii) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services.

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-2 are subject to the notification periods below. Extensions of services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
0 months - 5 months	1 month	1 month
6 months - 11 months	2 months	2 months
12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

FAC.1	Roswell Site Occupancy			$414,779 per month occupancy at the Pointe $12,500 per month for occupancy at Hembree Crest	The Pointe: 2 months Hembree Crest: 14 months		The Point: 1 month Hembree Crest: No unilateral right of termination or extension.
1.

Provide office space and related services (security, cleaning, building occupancy costs, etc.) as set forth below, in each case substantially similar in size and quality to that occupied by or received by the Healthcare Business immediately prior to the Distribution.

		a.	Site Occupancy at “The Pointe” in Sandy Springs, GA through December 31, 2014 for all Halyard functions occupying such facilities immediately prior to the Distribution.
b.

Site Occupancy at “Hembree Crest” located at 11415 Old Roswell Road, Suite 100, Alpharetta, GA 30004 through December 31, 2015 for such customer service functions occupying such facilities immediately prior to the Distribution.

	Nanterre Site Occupancy			$2,746 per month	14 months		3 months
FAC.2	1.

Provide office space and related services (security, cleaning, building occupancy costs, etc.) at the Nanterre site, in each case substantially similar in size and quality to that occupied by or received by the Healthcare Business immediately prior to the Distribution.

	2.	Cost based on 2014 Health Care allocated costs with 2 projected Halyard employees planned through the end of 2015

	Real Estate Transaction Coordination			$4,680 per month	9 months		2 months
FAC.3	1.	Monitor and complete real estate transactions until tasks are assumed by Halyard.

FAC.4	Belgium Site Occupancy			$36,115 per month	18 months		2 weeks

	1.	Provide office space at the Belgium office site, in substantially similar in size and quality to that occupied by or received by the Healthcare Business immediately prior to the Distribution. Facilities Management services not covered by the lease will be paid for directly by Healthcare after the distribution.

	2.	Cost based on 2014 Health Care lease rates and estimated executory operating costs which are at market rates.

Transition Services Agreement (TSA) Schedule of Services for:

PROCUREMENT

Schedule A-3:	Procurement

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Zvety Karadgiov [678 352-6756; zvetanka.karadgiov@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Sukh Sandhu [678-352-6362; sukh.sandhu@hyh.com]

Geographic Scope:	U.S.

Overview of Services:

The Procurement services defined below have been developed in coordination with Halyard to determine the required support levels over the service duration. In particular, Items PCM.1 – PCM.3 involve reductions in service support over time and may require adjustments (per the early termination and extension notification requirements) to align with Halyard’s organizational hiring plan.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-3 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iv) providing reasonable access to Halyard facilities, systems and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-3 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement). Notwithstanding the foregoing, Services under this Schedule A-3 may be terminated on an FTE by FTE basis upon 60 days’ written notice to terminate any FTE.

Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
0 months - 5 months	1 month	1 month
6 months - 11 months	2 months	2 months
12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID			Description of Service	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

Procurement operations and tactical services

$42,000 per month for the provision of 7 FTEs during the six months immediately following the Distribution; thereafter, the fees will be reduced to $16,000 per month for the provision of 2 FTEs as per Exhibit 1.

Plus $21,000 per month for 9 months to reimburse 50% of the estimated costs for the Procurement TSA Leader.

Plus pass-through travel expenses

Time will not be tracked. The amount set forth above is a fixed amount and will be billed for making FTEs available.

					9 months		2 months
PCM.1	1.

K-C shall make Full Time Equivalent Employees (“FTEs”) available to provide procurement operations (transactional) and systems support for purchase and follow-up on assigned materials, equipment and services designed to cause on-time delivery per customer requirements. Responsibilities of the FTEs include all aspects of order administration, order processing, customer service and communication, in addition to supporting systems training, testing, document management and performance trending to monitor identified change to improve overall business objectives and to meet individual and team performance needs.

		a.	Service is provided by a combined staff of K-C employees and third party outsourced providers (GEP).
		b.	See below Headcount Transition Schedule for additional detail.
2.

Services provided by the FTEs utilize current K-C processes, except in instances where an exception to the current process has been agreed upon. K-C Procurement to provide documentation of current K-C processes. FTEs from K-C Procurement shall perform services in accordance with current processes and any changes requested by Halyard are subject to K-C review and approval.

3.

The service duration includes a 3-month onboarding / training plan, whereby K-C employees will provide necessary onboarding / training of Halyard resources. The Stores/DTR (Design to Retire) position will require a 6 month onboarding / training period.

4.

Timing of FTE transition is dependent upon the readiness of the Shared Services Center in Nogales, Mexico, which is anticipated to allow hiring of the first wave of Halyard employees in February 2015. These Halyard employees will take over responsibilities listed above from K-C employees located in Neenah, Wisconsin.

	5.	Travel for training during the transition period will be charged as a pass-through cost with location and timing of training to be determined.
	6.	Included in PCM.1 is 50% of the pass-through cost for the Procurement TSA Leader.

	7.	Services may be terminated on an FTE by FTE basis, with 60 days’ notice to terminate any FTE.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

Strategic Sourcing and Supplier Management

$145,000 per month for the provision of 12 FTEs during the 3 months immediately following the distribution; thereafter, the fees and FTEs will be reduced as follows:

•    months 4 - 6: 10 FTEs at $119,000 per month;

•    months 7- 9; 8 FTEs at $87,000 per month;

•    months 10-12: 1 FTE at $13,000 month.

The specific roles of the FTEs are described in Exhibit 2.

Plus $21,000 per month for 9 months to reimburse 50% of the estimated costs for the Procurement TSA Leader.

Plus pass-through travel expenses

Time will not be tracked. The amount set forth above is a fixed amount and will be billed for making FTEs available.

					12 Months		3 months
PCM.2
	1.	K-C shall make FTEs available to provide strategic procurement services (e.g., category strategy management, supplier management) through a structured sourcing process in accordance with corporate policies and procedures to handle sourcing of a complex mix of goods and services and associated contract negotiations while working closely with business partners to meet stakeholder needs. For the avoidance of doubt, neither K-C nor any FTEs provided by K-C will have the power to bind Halyard to any contracts related to the procurement services in this PCM.2. Such contracts must be executed by an authorized representative of Halyard.
		a.	Service is provided by a combined staff of K-C employees and 3rd party outsourced providers (GEP).
		b.	See below Headcount Transition Schedule for additional detail.
2.

Services provided by the FTEs utilize current K-C processes, except in instances where an exception to the current process has been agreed upon. K-C Procurement to provide documentation of current K-C processes. FTEs from K-C Procurement shall perform services in accordance with current processes and any changes requested by Halyard are subject to K-C review and approval.

	3.	The service duration includes a 3-month onboarding / training plan, whereby K-C employees will provide necessary onboarding / training of Halyard resources.
4.

The services described above shall be performed by the resources and durations defined in Exhibit 2. Service transition is dependent upon Halyard’s hiring of resources to transition management of each category. In the event Halyard requires the service duration to be extended or shortened, a request for such modification must be initiated per the early termination and extension terms.

	5.	Travel for training during the transition period will be charged as a pass-through cost with location and timing to be determined.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	6.	Included in PCM.2 is 50% of the pass-through cost for the Procurement TSA Leader.

	7.	Services may be terminated on an FTE by FTE basis, with 60 days’ notice to terminate any FTE.

Project management, training and analytics support

$29,000 per month for the provision of 2 FTEs during the 3 months immediately following the Distribution; thereafter, the fees and FTEs will be reduced to $13,000 for the provision of 1 FTE as per Exhibit 3.

Plus pass-through travel expenses

Time will not be tracked. The amount set forth above is a fixed amount and will be billed for making FTEs available.

					6 months		2 months
PCM.3
	1.	K-C shall make FTEs available to provide support for control, sustainability, training, analytics, process and project management, continuous improvement/Lean support, and administrative services, in each case relating to the Services to be provided under this Schedule of Services.
		a.	See below Headcount Transition Schedule for additional detail
	2.	The service duration includes a 3-month onboarding / training plan, whereby K-C employees will provide necessary onboarding / training of Halyard resources.
3.

The services described above shall be performed by the resources and durations defined in Exhibit 3. Service transition is dependent upon Halyard’s hiring of resources to transition management of each category. In the event Halyard requires the service duration to be extended or shortened, a request for such modification must be initiated per the early termination and extension terms.

	4.	Rate differences for the two positions are based on averages of employees currently doing the work.
	5.	Travel for training during the transition period will be charged as a pass-through cost with location and timing of training to be determined.
	6.	Services may be terminated on an FTE by FTE basis, with 60 days’ notice to terminate any FTE.

ID	Description of Service				Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	Temporary labor for contract setup				Cost plus 4%	9 months		2 months
PCM.4
	1.	K-C shall provide contract labor required to complete spin-off related work for separating Healthcare Business contracts and agreements, including:

			a.	two IT procurement contractors for North America to assist current IT procurement and IT PMO team members on approximately 550 supplier engagements;

			b.	one procurement contractor for other North America services to assist procurement team members on approximately 400 supplier engagements; and

			c.	one procurement contractor to assist the European procurement services team on approximately 50 supplier engagements.

	Organization support for systems changes				Cost plus 4%	6 months		2 months
PCM.5
	1.	K-C shall provide additional resources to support system and procurement process changes. This support shall include set-up and assignment of roles in SAP as directed by Halyard. The following incremental support is required to revert to manual processing formerly built into the SAP MDM (Master Data Management) process that is not being utilized by Halyard until such time that Halyard takes over responsibility for this work (currently estimated in Q2 2015):

		a.	1 FTE to support the material creation process;

		b.	1 FTE to support manual POA and supplier decommissioning due to manual process replacing Ariba; and

		c.	travel for training during the transition period will be charged as a pass-through cost with location and timing of training to be determined.

Additional training for system changes

	1.	Time required to develop training materials and approach for changes to systems and procurement processes,

	2.	For PO&SS currently estimated at 8 hrs/week to cover known system changes (ex: developing materials) and 3 FTEs for 1 1⁄2 weeks to provide the training. Timing is TBD.

	Facility Occupancy				$37,582 per month*	12 months		3 months
PCM.6
	1.	Provide office space and related services (e.g., security, cleaning) at the Neenah facility for use by K-C employees in the delivery of the Services described herein for the monthly fees set forth in the column to the right.			* Occupancy cost to be reduced proportionally to procurement service cost reductions over time

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	2.	Any occupancy costs for sites not listed above shall be included in the Facilities / Real Estate service.	(e.g., 10% reduction in procurement services shall reduce monthly facility occupancy cost by 10%).

Exhibit 1: Headcount transition schedule for PCM.1 (procurement operations and tactical services)

PCM.1 Support Requirements	November 1, 2014 – April 30, 2015	May 1, 2015 – July 31, 2015
K-C Transactional Support
Number of Resources	4	0
Cost/month	$20,000	$0

GEP Support
Number of Resources	1	1
Cost/month	$7,000	$7,000

K-C Systems Support
Number of Resources	1	0
Cost/month	$6,000	$0

K-C Stores/DTR Support
Number of Resources	1	1
Cost/month	$9,000	$9,000

PCM.1 Total
Number of Resources	7	2

Cost/month	$42,000	$16,000

Exhibit 2: Headcount transition schedule for PCM.2 (strategic sourcing and supplier management)

PCM.2 Support Requirements	November 1, 2014 – January 31, 2015	February 1, 2015 – April 30, 2015	May 1, 2015 – July 31, 2015	August 1, 2015 – October 31, 2015
K-C North America Strategic Sourcing Support
Number of Resources	7	5	3	1
Cost/month	$100,000	$74,000	$42,000	$13,000

K-C China Strategic Sourcing Support
Number of Resources *	3	3	3	0
Cost/month	$23,000	$23,000	$23,000	$0

GEP Strategic Sourcing Support
Number of Resources	2	2	2	0
Cost/month	$22,000	$22,000	$22,000	$0

PCM.2 Total
Number of Resources	12	10	8	1

Cost/month	$145,000	$119,000	$87,000	$13,000

*	Duration for China headcount dependent upon the timing to establish the China legal entity, currently estimated at Q 2 2015

Exhibit 3: Headcount transition schedule for PCM.3 (project management, training and analytics support)

PCM.3 Support Requirements	November 1, 2014 – January 31, 2015	February 1, 2015 – April 30, 2015
K-C North America Project management, training and analytics support
Number of Resources	2	1
Cost/month	$29,000	$13,000

Transition Services Agreement (TSA) Schedule of Services for:

NORTH AMERICA SHARED SERVICES

Schedule A-4:	North America Shared Services

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Mike Stohr [865-541-7275; mstohr@kcc.com]; Ted Banker [865-541-7602; tcbanker@kcc.com]; Michael Fox [+44 (1732) 594092; mfox@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Dave Crawford [770-587-8938; dave.crawford@hyh.com]; Steve Linville [770-587-8452; steve.linville@hyh.com]; Renato Negro [770-587-7174; renato.negro@hyh.com]

Geographic Scope:	U.S., Canada, and Mexico

Overview of Services:

The North America Shared Services Center TSA Services are composed of the six following areas: Accounting to Reporting, Capital Accounting / Research & Engineering Expense, Management Information Delivery, Vendor and Employee Financial Services, Supply Chain Accounting and Customer Financial Services. Note that Process Development Support (PDS) and Shared Services Management costs are embedded in the costs of the other six Services.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-4 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer) and (v) Halyard’s maintaining of a properly functioning IT system.

Provision of services in this schedule may require, as directed by Halyard, K-C to set-up and assign roles in SAP including changes to such roles required by enhancements in SAP.

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-4 are subject to a 3 month notification requirement. Extensions of Services which increase the duration of the Services by more than 3 months are subject to mutual agreement between the parties.

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The Services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service	Fees Per Month	Anticipated Duration	Performance Exceptions		Time Period for Termination or Extension

NAS.1	Accounting to Reporting	$39,900 per month	12 months	For purposes of this column, “WD” shall mean the applicable working day number during the month in question, and “EOB” shall mean the end of the business day on the specified day.		3 months
1.

K-C shall provide services for financial accounting and reporting, intercompany accounting, and sales and use tax, which are needed to deliver Hyperion Financial Management (HFM) financial statements, Essbase Responsibility P&Ls, and Healthcare working capital reports. Such services do not include any activities which are delivered by Kimberly-Clark’s Corporate Reporting team prior to the Distribution. Also includes training and audit support with respect to such services.

Plus pass-through travel expenses (estimated at $5,000 per month)
				•	HFM (Hyperion Financial Management) Financial Statements (WD6, EOB)
				•	Essbase Responsibility P&Ls (WD6, EOB)
				•	Healthcare Working Capital
• Months 1-4: WD12, EOB
• Months 5-12: WD8, EOB

	Capital Accounting/Research and Engineering Expense	$9,000 per month	12 months	•	PP&E Balance Sheet (WD6, EOB)	3 months
NAS.2	1.

K-C shall provide services for capital project accounting, asset accounting, and research and engineering expense project management, which are needed to deliver PP&E Balance Sheets and capital spending reporting. Also includes training and audit support with respect to such services.

				•	Capital Spending Reporting • Months 1-4: WD8, EOB • Months 5-12: WD6, EOB

NAS.3	Management Information Delivery	$35,000 per month	12 months	•	Global Management Profitability Reporting	3 months
1.

K-C shall provide services for global management profitability reporting and forecasting, overhead cost support reporting and budgeting, vendor master support, and global master data management (e.g., Enterprise Product Hierarchy - EPH), which are needed to deliver global management profitability reporting, overhead cost reporting, business unit forecasts, SG&A budgets, normal vendor master requests, urgent vendor master requests, and EPH updates. Also includes training with respect to such services.

		Plus pass-through travel expenses (estimated at $1,000 per month)			• Months 1-4: WD10, EOB
• Months 5-12: WD8, EOB
				•	Overhead Cost Reporting
• Months 1-4: WD10, EOB
• Months 5-12: WD8, EOB
				•	Business Unit Forecast (Quarterly)
				•	SG&A Budget (Annual)
				•	Normal Vendor Master Requests
• Months 1-4: 4 business days
• Months 5-12: 3.5 business days
				•	Urgent Vendor Master Requests (not to exceed more than 5% of total requests)
• Months 1-4: 2 business days
• Months 5-12: 1.5 business days
				•	EPH Updates: simple changes (1 day), cross-regional, complex changes (10 days)
• Complex changes limited to one time per year to be defined by Halyard

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions			Time Period for Termination or Extension

NAS.4	Vendor and Employee Financial Services		$41,500 per month	12 months	•	First Pass Yield		3 months
1.

K-C shall provide services for invoice and payment processing, service PO accrual support, escheat liability review, banking support, corporate card and purchasing card administration, and travel and expense program oversight. Also includes training with respect to such services.

			Plus pass-through travel expenses (estimated at $4,000 per month)			• •	Months 1-4: 84% Months 5-12: 88%
					•	Invoicing Accuracy
						•	Months 1-4: 92%
						•	Months 5-12: 95%
					•	Ready to Pay
						•	Months 1-4: 88%
						•	Months 5-12: 91%

NAS.5	Supply Chain Accounting		$41,500 per month	12 months	•	COM		3 months
						•	Months 1-4: WD3, 9AM EST
	1.	K-C shall provide services for cost of manufacture (COM), cost of sales (COS), distribution expense, and LIFO inventory reporting, which are needed to deliver COM, COS and distribution, and standard costs. Also includes training with respect to such services.	Plus pass-through travel expenses (estimated at $7,000 per month)			•	Months 5-12: WD2, 9AM EST
					•	COS and Distribution
						•	Months 1-4: WD3, 5PM EST
						•	Months 5-12: WD2, 2PM EST
					•	Standard Costs (First calendar day per quarter)

NAS.6	Customer Financial Services		$74,100 per month	12 months	•	Days Cash Outstanding (DCO)		3 months
	1.	K-C shall provide services for cash application (accounts receivable) and order settlement, such as past due collection and dispute management. Also includes training with respect to such services.	Plus pass-through travel expenses (estimated at $5,000 per month)			•	Months 1-4: 2.5 days
						•	Months 5-12: 1.5 days
					•	Past Due Invoices (PDI) - Domestic (<$6.5M)
					•	PDI - Export (<$3.0M)

NAS.7	Facility Occupancy

$17,698 per month*

*  Occupancy cost to be reduced proportionally to NA SSC service cost reductions over time (e.g., 10% reduction in NA SSC TSA services shall reduce monthly facility occupancy cost by 10%).

				12 months				3 months
1.

Provide office space and related services (e.g., security, cleaning) at the Neenah and Knoxville sites, for use by K-C employees in the delivery of the Services described herein for the monthly fees set forth in the column to the right.

	2.	Knoxville occupancy costs also include Facilities Management printing, sorting and mailing costs for Halyard checks and invoices.
	3.	Any occupancy costs for sites not listed above shall be included in the Facilities / Real Estate service.

Transition Services Agreement (TSA) Schedule of Services for:

EUROPE, MIDDLE-EAST AND AFRICA (EMEA)

Schedule A-5:	Europe (Shared Services, Human Resources, Information Technology)

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Leroy Burnett [+44 (1273) 853661; lburnet2@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Pierre Deschamps [+33 141 919 703; pierre.deschamps@hyh.com]

Geographic Scope:	Europe, Middle-East, and Africa

Overview of Services:

The Europe, Middle-East and Africa (EMEA) TSA Services are composed of the following areas: Shared Services, Human Resources and Regional IT Services.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

For Services described in 14(a) through 14(g) herein, neither party shall have the unilateral right of termination or extension in respect of such Services. If the actual duration of a particular Service exceeds the Anticipated Duration as set forth below on this Schedule A-5 (a “Delay Period”), the cost per month for the Services shall be the same during the Delay Period as it was during the month immediately preceding the Delay Period. If in K-C’s reasonable judgment there will be a Delay Period, K-C shall provide written notice to Halyard regarding the likelihood or existence of such Delay Period [ten] days prior to the start of such Delay Period. If and to the extent that the Delay Period will exceed three months, such Delay Period will be subject to Halyard’s approval, which approval shall not be unreasonably withheld.

K-C’s provision of the Services in this Schedule A-5 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-5 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
0 months - 5 months	1 month	1 month
6 months - 11 months	2 months	2 months
12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The Services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

EUR.1	In-House Banking K-C shall provide or perform the following:
	1.	Providing post go-live on site training and assisting Halyard team member with resolution and escalation of issues post spin date.	$728 per month	14 weeks		1 month
2.

Treasury support for South Africa: daily extract of bank accounts, daily manual payment runs, weekly AP payment runs, bank account funding, bank account maintenance, administration of all SA Reserve Bank applications and compliance, inter-company loan maintenance, accounts reconciliation.

			$4,500 per month	6 months		2 months

EUR.2	Procure-to-Pay (P2P)		$19,760 per month	12 months		3 months
K-C shall provide or perform the following:
	1.	Paper invoices received in Brighton will be sent to an external provider (Doc Options) to be scanned and uploaded into SAP.
	2.	Electronic invoices require manual uploading and Genpact Bucharest will load them into SAP.
	3.	Process vendor invoices for goods, services, and distribution (via Genpact); covers vendor query resolution and vendor statement reconciliation.
	4.	Execute and approve payment runs (performed by Accounts Payable Genpact).
	5.	A/P auditor activities: confirmation of vendor changes, auditing of invoices, reporting, and goods receipt / invoice receipt (GR/IR) maintenance.
	6.	Prevention of duplicates payments by A/P auditors and A/P team members using APEX FirstStrike tool.
	7.	A/P oversight control of Genpact A/P activities.
	8.	Receipt of intercompany invoices via Electronic Data Interchange (EDI) or OAWD transaction in SAP for South Africa.
	9.	Processing of intercompany invoices against Halyard plants in South Africa.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

EUR.2 (cont’d)	10.	Processing of South Africa intercompany payments (currently done by netting).
	11.	Creation of new vendors and changes to existing ones performed by the Master Data Services team.
	12.	Setup and maintenance of PO outputs and monitoring activities.
	13.	Maintenance of approval tables and resolution of workflow items.
	14.	Check, validation and set-up of approval limits.
	15.	Buying center support (conversion of requisitions into PO’s, maintenance of PIRs, process support and troubleshooting, new starters/leavers/training).
	16.	Check time and expense (T&E) claims for Europe and Middle East, Africa (MEA) to ensure compliance with policy prior to releasing for payment.
	17.	Administration of all Citi card related activity: new cards, terminations, late fees, personal fees and fraudulent items (Europe and MEA).
	18.	Administration of concur: support, config changes, VAT changes, general reporting.
	19.	P2P process development and support activities related to monitoring systems and processes.
	20.	Training and knowledge transfer procure-to-pay activities and processes.
Note: Geographic scope for these services is Europe and South Africa

EUR.3	Order-to-Cash (OTC) K-C shall provide or perform the following:		$16,463 per month	12 months		3 months
1.

Credit analysis (cash collection, statements of accounts, remittance advice management, unallocated cash reports, risk management processes, blocked order release process, customer credit review, credit limit exceeded report, credit limits creation in CIC (customer interaction center) and SAP, and month end processes).

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

		a.	Includes team leader with responsibility for managing the Credit Control team; system expert, CI and VM (virtual machine) expert, Customer Financial Services (CFS) reporting expert, CFS Audit Liaison, BDDT (budgeted dividend distribution tax) provisioning expert.

	2.	Cash application (manual payments run to customers, direct debit run customers, payments posting, clearings, miscellaneous invoice creation, SEPA (single euro payments area)).

	3.	Master data management for credit control (apply changes to fields within customer master that are owned by credit control).

	4.	Continued support for bad debt collection via Coface (approximately 12 K-C Healthcare customers).

	5.	Maintenance of product master data in SAP.

	6.	Training and knowledge transfer of OTC activities and processes.

Note: Geographic scope for these services is Europe and South Africa

	General Accounting (GA)			$18,161 per month	12 months		3 months

EUR.4

K-C shall provide or perform the following:

	1.	General ledger transaction activities:

		a.	Manual posting of journal entries

		b.	Automatic postings of journal entries

		c.	Analysis

		d.	Support

		e.	Query resolution

	2.	General ledger account master data amendment

	3.	Period close activities:

		a.	Distribution accounting and reporting

		b.	CC assessment cycle run and assessment cycle oversight

		c.	CC variance analysis

		d.	Reconciliation of financial accounting (FI) to profitability analysis (COPA)

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension
EUR.4 (cont’d)		e.	Reconciliation of SAP to Essbase
		f.	Essbase extract

		g.	Reconciliation Hyperion Financial Management (HFM) = Essbase

		h.	Reconciliation HFM = SAP

		i.	Reconciliation of Balance Sheet (BS) accounts (BlackLine)

		j.	HFM schedules

		k.	Oversight, administration, etc.

		l.	Pre month end checklist

		m.	Other routine, recurring K-C processes

	4.	Training and knowledge transfer of GA activities and processes.

Note: Geographic scope for these services is Europe and South Africa

	Financial Reporting			$19,709 per month	12 months		3 months

EUR.5

K-C shall provide or perform the following:

	1.	Preparation of statutory accounts:

		a.	US to local GAAP conversion

		b.	Supporting disclosures (most accounts)

		c.	Review with Deloitte (Audit)

	2.	Preparation of value added tax (VAT), intrastate and European countries sales list returns.

	3.	Preparation of annual sales lists for Belgium entity.

	4.	Preparation of environmental returns (green dot).

	5.	Preparation of country specific statistical reports.

	6.	Payroll accounting and managing payroll provider (Genpact) if queries exist.

	7.	Ad-hoc activities:

		a.	Communications with tax audit

		b.	General tax advice

		c.	Dividend repatriation

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

		d.	Ad-hoc close period close questions from controller’s office

		e.	Internal audit and compliance

		f.	Pension reporting
EUR.5 (cont’d)		g.	Sarbanes-Oxley (SOX) reporting
		h.	Assistance with tenders and contract reviews

	8.	Local GAAP forecasting for local pension board, thin capitalization rules (CAP) tax, and board of directors.

	9.	Calculation of interest deductibility in the UK (transfer pricing).

	10.	Financial reporting review of cash re-classification and bank reconciliation.

	11.	Review and approval of in-house banking netting and cash management services.

	12.	Journal and accrual management.

	13.	Tax calculation in goods issued (GI) and posting in SAP.

	14.	Calculation of tax true up and booking in SAP.

	15.	Balance sheet review and reconciliation.

	16.	Preparation of group reporting to the US headquarters (US GAAP accounting HFM schedules monthly, quarterly and annually).

	17.	Preparation and review of tax audits and packs.

	18.	Training and knowledge transfer of financial reporting activities and processes.

Note: Geographic scope for these services is Europe and South Africa

	Supply Chain Accounting			$310 per month	12 months		3 months
EUR.6
K-C shall provide or perform the following:

	1.	Review cost of sales (COS) and month end.

	2.	COS assessment and distribution.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	3.	Purchase price variance (PPV) review and reporting.

	4.	Provide standard costs for purchased finished goods.

	5.	Current standard costs for new products.

	6.	Maintain master data (costing/accounting).

	7.	Prepare analysis report.

Note: Geographic scope for these services is Europe and South Africa

	Process Development Support (PDS) / System Testing			$2,360 per month	12 months		3 months
EUR.7
K-C shall provide or perform the following:

	1.	OTC, delivery cycle support:

		a.	Provide PDS support for OTC delivery cycle, inventory management and deployment processes related queries.

		b.	Perform system testing as needed for business critical, minor, currently planned SAP enhancements implementation or support during ad-hoc issues.

	2.	OTC, customer service (CuSe) and CFS development:

		a.	Provide PDS support for OTC order, pricing, billing, rebates, receivables processes related queries.

		b.	Perform system testing as needed for business critical, minor, currently planned SAP enhancements implementation or support during ad-hoc issues.

	3.	Security Support:

		a.	Set up and maintain security roles based upon direction from Halyard business team.

		b.	Perform IDM training and track training in EMS system.

		c.	Track and provide documentation for VSV-related requirements.

		d.	Actively monitor firefight activity and segregation of duties.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension
	4.	Audit support:

		a.	Support SOX and internal audits.

		b.	Provide applicable process overview and necessary data.

		c.	Develop action plan for any findings that require mitigation.

Note: Geographic scope for these services is Europe and South Africa

	South Africa OTC			$3,750 per month	12 months		3 months
EUR.8
K-C shall provide or perform the following:

	1.	Credit control:

		a.	Credit analysis (cash collection, statements of accounts, remittance advices management, unallocated cash reports, risk management processes, blocked order release process, customer credit review, credit limit exceeded report, credit limits creation in CIC and SAP, and month end processes).

		b.	Printing of credit notes and debit notes.

		c.	Manual payments run to customers, direct debit run customers, payments posting, clearings, miscellaneous invoices creations, and SEPA.

		d.	Includes team leader with responsibility for managing the Credit Control and Cash Application teams; system expert, CI and VM expert, CFS reporting expert, CFS audit liaison, BDDT provisioning expert, and month-end verification.

	Payroll Services for EMEA Countries			$10,227 per month	5 months		1 month
EUR.9
K-C shall provide or perform the following:

	1.	Payroll tax includes year-end processing including wage and tax statements (w2s, T4s, and RL1s).

	2.	Continued support of the existing benefits program for Halyard employees until it can be transferred, including benefits communications.

	3.	Assist with the transition of benefit plans from K-C to Halyard’s provider, including new benefit platforms and vendors.

	4.	Assist with administration of reporting employee tax information, stock options, and benefits.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension
Includes Germany, France, Belgium, Netherlands, UK, and South Africa, Slovakia, Switzerland, Portugal, Italy, Russia, Saudi Arabia (Olayan joint venture) GCC, Sweden
	Payroll Year-End Reconciliation and Consolidation		$1,675 per month	6 months		2 months
EUR.10
K-C shall provide or perform the following:

	1.	Year-end consolidation process: process employee payroll and taxes for Halyard’s full and hourly staff at frequencies established at the time of the transaction.

	2.	Prepare pre-processing and post-processing reconciliation of payroll data.

	3.	Audit payroll exceptions and check distribution for completeness and accuracy.

	Ad-hoc HR Consulting		$1,675 per month	6 months		2 months

EUR.11

K-C shall provide or perform the following:

	1.	Europe based HR Business Partners to provide country-specific, as-needed support for Human Resources related questions (i.e. share tax authority contacts, provide information for social security audits if needed, be a single point of contact for historic data and information)

	Payroll Data Entry and Service Support		$4,185 per month	6 months		2 months
EUR.12

K-C shall provide or perform the following:

	1.	Data entry for South Africa and UK and maintenance support in all other European countries.

Note: Geographic scope for these services is Europe and South Africa

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	Tier 1 and 2 Workday Support			$1,200 per month	12 months		3 months

EUR.13

	1.	Halyard team leaders and HR staff will update Workday. K-C will answer questions from employees, team leaders and HR related to Workday, and facilitates fixes to Workday system issues

Note: Geographic scope for these services is Europe and South Africa

	Local IT Services			$14,833 per month	12 months		No unilateral right of termination or extension for any IT Services
EUR.14a

EMEA SAP Application Support

	1.	K-C shall provide support and maintenance for the following applications and processes:

		a.	general accounting (GL), product costing, order settlement, project systems, asset accounting, and profitability analysis (CO-PA);

		b.	order management (sales order entry), EDI, order pricing, export processes, customer and finished product master data, batch management, transportation planning, and distribution (order fulfillment, warehouse management, etc.);

		c.	demand planning, supply network planning, production planning, bill of materials and non-finished goods master data, and plant maintenance;

		d.	requisitioning and ordering, invoice processing, and vendor and material master data; and

		e.	SAP BW tools and reports as existing for the Healthcare Business immediately prior to the Distribution.

	2.	K-C will provide the following:

		a.	management of security roles and IDs for SAP applications, including mobile devices, and

		b.	management of governance to internal control and regulatory rules and standards.

	Non-SAP Applications Cluster			$3,667 per month	12 months		No unilateral right of termination or extension for any IT Services
EUR.14b

K-C shall provide support and maintenance for the following applications and processes:

	1.	Applications:

		a.	Comet, KCP Quoting Tool, Umbraco

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	2.	K-C IT support of all non-SAP applications that are supported by K-C immediately prior to the Distribution and are used in the Healthcare Business.

	3.	K-C Cognizant IT Support of Non-SAP applications that are supported by Cognizant immediately prior to the Distribution and are used in the Healthcare Business.

	4.	Management of security roles and IDs for non-SAP applications, including mobile devices.

	5.	Management of governance to internal control and regulatory rules and standards.

	End User Infrastructure Cluster			$30,250 per month	10 months

Notwithstanding Section 2.6 of the Transition Services Agreement, the parties have agreed to certain variances in the software and services to be provided pursuant to this EUR.14c from those provided immediately prior to the Distribution Date.

No unilateral right of termination or extension for any IT Services

EUR.14c

K-C, in cooperation with TCS and Cognizant as required, shall provide support and maintenance for the following infrastructure, applications and processes:

	1.	For collaboration and social:

		a.	Collaboration and content:

• Manage the application platform: SharePoint, ViewDirect (manage report and archiving requests in support of SAP financial transaction processing), and Lotus Notes.

• Governance, consulting and education for SharePoint and ViewDirect

		b.	Management and development of workflow.

	2.	For messaging services

		a.	E-mail, instant messaging, on-line meeting capability, electronic fax services, anti-spam services, mobile E-mail, as provided under the IT Services Schedule of Services.

	3.	For mobility (wireless):

		a.	Manage and support mobile devices

		b.	Mobile application store owner:

• manage Apps@Work enterprise store

ID	Description of Service				Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

			•	provide mobile related reporting and proactive monitoring to ensure compliance and security
			•	consultation and enforce Apple’s deployment and distribution policies

		c.	Manage and supervise Apple Developer Portal:

			•	manage mac devices used for support

			•	manage test iDevices used for support

			•	provide monitoring and management of upcoming iOS updates

			•	provide support of mobile frameworks

			•	provide overall mobile application guidance and counseling for new mobile apps development

			•	manage and support workflow

			•	ensure completion of Application and Disaster Recovery documents

			•	Code Sign

EUR.14c (cont’d)		d.	Annual Code Sign
	4.	For personal computers:

		a.	support of personal computers

		b.	network attached multi-functional-devices (MFD)

		c.	manage and support mobility devices

		d.	remote access and connectivity:

			•	management of Citrix for remote connectivity to enable access for internal and external parties

			•	management of virtual private network (VPN) and virtual desktop infrastructure (VDI) included in TCS quote

		e.	service delivery management and oversight of Tata Consultancy Services

		f.	(TCS) contractors

		g.	management of desktop and mobile migration

	5.	For video and voice:

		a.	voice solution, intrnal calls, external calls, programmable desk phone options such as call forwarding, voice mail and call center

		b.	management of enterprise video solution with key functionality: peer-to-peer call, conference scheduling and bridging of multipoint videoconferences

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	6.	For telecom infrastructure:

		a.	voice services: voice solution, internal calls, external calls, programmable desk phone options such as call forwarding, voice mail and call center

		b.	video services: Management of Enterprise Video solution with key functionality: peer-to-peer call, conference scheduling and bridging of multipoint videoconferences

	Network Cluster			$11,000 per month	10 months		No unilateral right of termination or extension for any IT Services
EUR.14d
K-C, in cooperation with TCS, shall provide support and maintenance for the following infrastructure, applications and processes:
	1.	Management of applications on network and network performance and ability for K-C /Halyard network interaction throughout TSA period.

	2.	Purchasing and configuration of necessary K-C hardware.

	3.	Manage K-C LAN and WAN.

	4.	Install and decommission K-C equipment.

	5.	Manage K-C network administration tools.

	6.	Management of firewalls, internet access, risk assessments, and website security.

	Business Partner			$5,583 per month	12 months		No unilateral right of termination or extension for any IT Services
EUR.14e
K-C shall provide or perform the following:
1.

Business relationship management, driving joint IT and business strategy, investment strategy, capability roadmap development, communications, business enablement activities (consultation, program leadership, problem solving), proposal and business case development, and technology innovation

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	Project Management Office			$3,542 per month	12 months		No unilateral right of termination or extension for any IT Services
EUR.14f
K-C shall provide or perform the following:
1.

Information technology services (ITS) methodology and metrics – defining, governing, and continuously improving global core ITS methodologies (project management, portfolio management, etc.), continuous improvement management system consulting, metrics consulting.

		2.	ITS marketing and communications – project and organizational communication review and execution, ITS incident management for high threshold of criticality, marketing ITS services and success stories.
		3.	ITS portfolio management (centralized ITS project budget maintenance, facilitate project prioritization, process project change requests, facilitate ITS resource management).
		4.	Project related PO processing, Clarity Master Data maintenance.

	Systems Migration			$50,000 per month	12 months		No unilateral right of termination or extension for any IT Services
EUR.14g
	K-C shall provide or perform the following:			Based on approximately 6 FTEs dedicated to systems migration
		1.	Complete Wave 1,2,3 on the schedule mutually agreed by the parties.
		2.	HCEMEA desktop rollout, migration of users – start Q1 2015.
		3.	Infrastructure move from TCC to hosted environment.
		4.	Other outstanding work such as EDI customers.
		5.	Setting up appropriate authorizations and owners in Halyard systems including Service-Now, SAP roles, Group Manager and IDM.
		6.	Transition of knowledge to Halyard ITS department and outsourced partner – minimal system documentation exists in EMEA today.
		7.	Untrusting networks.

EUR.14h	Business Partner Resource			$6,000 per month plus pass-through of all travel expenses	5 months commencing on December 1, 2014		1 month
K-C will provide one ITS Business Partner resource in Europe (to be based in Kings Hill) to:
	1.	Provide partnership, direction, and guidance to the Halyard business community relating to the provision of technology solutions and services;

ID	Description of Service				Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	2.	Act as a single point of contact to the business and escalate any issues as appropriate; and

	3.	Manage the demand for IT services to ensure appropriate prioritization.

EUR.15	Services Provided to Halyard in Europe, Middle East, and Africa (“EMEA”)				Variable (pass-through of all employment and associated costs, estimated at $184,200 per month)	6 months		2 months
K-C shall designate, as appropriate, specific personnel (“Designated Personnel”) to provide or perform the following:
		1.	General services, including support of the quality, regulatory, operations and procurement services delivered by EMEA-based employees.
2.

Sales services, including services in support of the sales and business development services delivered by EMEA-based employees

The number of Designated Personnel to be supported by country are as follows:

			a.	Bahrain: one

			b.	Italy: one

			c.	Portugal: one

			d.	Russian Federation: one

			e.	Saudi Arabia: one

			f.	Slovakia: two

			g.	Sweden: two

			h.	Switzerland: one

EUR.16	Facility Occupancy				$9,175 per month*	12 months		3 months
1.

Provide office space and related services (e.g., security, cleaning) at the Brighton site for use by K-C employees in the delivery of the Services described herein for the monthly fees set forth in the column to the right.

*  Occupancy cost to be reduced proportionally to Europe SSC service cost (EUR.1-7) reductions over time (e.g., 10% reduction in Europe SSC TSA services shall reduce monthly facility occupancy cost by 10%).

Fees for the South Africa site are $215 per month

		2.	Any occupancy costs for sites not listed above shall be included in the Facilities / Real Estate service.
3.

Provide office space and related services (security, cleaning, building occupancy costs, etc.) at the South Africa site, in each case substantially similar in size and quality to that occupied by or received by the Healthcare business immediately prior to the Distribution.

Transition Services Agreement (TSA) Schedule of Services for:

CORPORATE REPORTING

Schedule A-6:	Corporate Reporting

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Karen Gilbert [972-281-1344; karen.gilbert@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Renato Negro [+1 (770) 587-7174; renato.negro@hyh.com]

Geographic Scope:	Global (consolidation)

Overview of Services:

The Corporate Reporting services defined below are consultative in nature and no deliverables will be provided, except where specifically stated in CRP.4

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-6 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-6 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

	Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
	0 months -5 months	1 month	1 month
	6 months -11 months	2 months	2 months
	12 months -18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	Corporate Reporting		$9,500 per month	4 months		1 month
CRP.1
K-C shall provide or perform the following:

	1.	With Halyard management, develop close calendar, deliverables, and standard procedures for consolidation and external financial reporting (i.e., SEC periodic and other filings).

	2.	Provide consultation on drafts of periodic reports and earnings release materials, including drafting documents as requested.

	3.	Record consolidation and other entries, at the direction and with approval of Halyard management, to generate consolidated financial statements.

	4.	Provide financial data as necessary to support consolidation and external financial reporting needs.

	5.	Train stakeholders on financial information available and discussion and narrative requirements.

	6.	Provide knowledge transfer and consultative services relating to internal controls

Note: Services are consultative in nature and no deliverables will be provided

CRP.2	Securities and Exchange Commission (SEC) Reporting and Segregation of Duty (SOD) Consulting		$2,558 per month	4 months		1 month

K-C shall provide or perform the following:

	1.	Provide accounting and reporting consultation services.

	2.	Provide reasonable assistance to auditors as needed.

CRP.3	Technical Accounting, Public Accounting Oversight Board (PCAOB) and Financial Accounting Standards Board (FASB) Support		$1,785 per month	4 months		1 month

K-C shall provide or perform the following:

	1.	Provide accounting/audit support as reasonably requested for knowledge transfer.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

CRP.4	Monthly Close Process		$17,500 per month	2 months commencing on December 1, 2014

The following schedules will be delivered by workday 12:

•  Intercompany elimination report

•  LIFO calculation

•  Profit in inventory calculation

•  Weighted average shares calculation

•  Other income and expense analysis

The following schedules will be delivered by workday 16:

•  Investment elimination reconciliation

•  Reconciliation of shareholders’ equity

No unilateral right of termination or extension
K-C shall provide the following schedules for the November and December month-end consolidation:
	1.	Intercompany elimination report
	2.	LIFO calculation
	3.	Profit in inventory calculation
	4.	Investment elimination reconciliation
	5.	Weighted average shares calculation
	6.	Reconciliation of stockholders’ equity
	7.	Other income and expense analysis
Halyard personnel will be responsible for review and approval of the above schedules.

K-C will also confirm that HFM is producing the various reports generated during the reporting process (including income statement before unusual items, balance sheet, cash flow statement, and segment reports) and report to Halyard personnel any errors or inaccuracies uncovered by the K-C team.

Transition Services Agreement (TSA) Schedule of Services for:

TRANSPORTATION

Schedule A-7:	Transportation

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Tim Zoppa [865-541-7377; tzoppa@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Cesar Roque [(770) 587-8639; cesar.roque@hyh.com]

Geographic Scope:	U.S.

Overview of Services:

The Transportation Services are comprised of short-term support services with durations of 2 months and general support services with durations of 12 months.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-7 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer) and (v) the IT systems set forth on the Schedule of Services for Information Technology are operational.

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-7 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

	Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
	0 months - 5 months	1 month	1 month
	6 months - 11 months	2 months	2 months
	12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The Services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	General Support		$32,459 per month	24 months		3 months
TRA.1
K-C shall provide or perform the following:

	1.	Provide center of excellence (COE) support for transportation systems.

	2.	Support JDA Transportation Management System for carrier and mode transportation optimization.

	3.	Arrange carrier and consolidate outbound deliveries into shipments. Provide tracing and expediting for outbound shipments.

	4.	Arrange transportation for exports from North America.

	5.	Audit and pay freight invoices from carriers.

	6.	Arrange transportation for customer returns and refusals.

	7.	Freight approval problem resolution.

	General Short-Term Support		$9,059 per month	2 months		1 month
TRA.2
K-C shall provide or perform the following:

	1.	Schedule delivery appointments on truckloads to customers.

	2.	File and manage claims to recover for carrier loss and damages.

	3.	File and manage claims to recover overcharges from carriers.

	Facility Occupancy		$8,152 per month*	24 months		3 months
TRA.3
K-C shall provide or perform the following:

*  Occupancy cost to be reduced proportionally to Transportation service cost reductions over time (e.g., 10% reduction in Transportation TSA services shall reduce monthly facility occupancy cost by 10%).

1.

Provide office space and related services (e.g., security, cleaning) at the Knoxville site for use by K-C employees in the delivery of the Services described herein for the monthly fees set forth in the column to the right.

	2.	Any occupancy costs for sites not listed above shall be included in the Facilities / Real Estate service.

Transition Services Agreement (TSA) Schedule of Services for:

HUMAN RESOURCES

Schedule A-8:	Human Resources

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Jeno Marvel [770-587-8095; jamarvel@kcc.com]; Pete Quinn [865-541-7026; pquinn@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Rhonda Gibby [770-587-8237; rhonda.gibby@hyh.com]

Geographic Scope:	U.S. and Canada

Overview of Services:

The HR Services are comprised of the following areas: payroll and tax processing, benefits administration, relocation and Global Assignee Program, contact center services, Workday support, recruiting, and social compliance audits.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-8 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the services in this Schedule A-8 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

	Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
	0 months - 5 months	1 month	1 month
	6 months - 11 months	2 months	2 months
	12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The Services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agrement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

HR.1	U.S. and Canada Payroll Processing K-C shall provide or perform the following:		$33,000 per month	14 months		3 months

	1.	Process employee payroll for Halyard’s U.S. and Canadian salaried and hourly staff at frequencies consistent with K-C’s process.

	2.	Prepare pre-processing and post-processing reconciliation of payroll data.

	3.	Audit payroll exceptions and check distribution for completeness and accuracy.

HR.2	U.S. and Canada Payroll Tax K-C shall provide or perform the following:		$17,000 per month	14 months		3 months

	1.	Process U.S. and Canadian annual wage and tax statements. File with the SSA, the Canadian CRA and distribute online or paper copies to employees.

	2.	Support the processing of required tax statements with all federal, state, local and provincial tax jurisdictions as required.

HR.3	U.S. and Canada Benefits Administration K-C shall provide or perform the following:		$81,550 per month	12 months		3 months

	1.	Administrative support of the existing benefit programs for Halyard employees in the U.S. and Canada including Benefits Finance and required communications.

	2.	Consult with the transition of the benefit plans from K-C to Halyard’s new benefit platform and providers.

	3.	Assist with leave of absence (LOA) administration.

HR.4	Relocation and Global Assignees Program K-C shall provide or perform the following:		$5,800 per month	12 months		3 months

	1.	Manage the Domestic relocation program for employees relocating within the U.S. and Canada.

	2.	Manage the Global Mobility program to include employees permanently relocating into or out of the U.S. or Canada and International Global Assignments.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

HR.5	U.S. and Canada Contact Center Services K-C shall provide or perform the following:		$8,000 per month	12 months		3 months

	1.	K-C through Accenture will answer inquiries and perform HR transactional processing via email, phone and fax using Halyard’s Workday instance.

HR.6	U.S. and Canadian Tier 2 Workday Support K-C shall provide or perform the following:		$12,000 per month	12 months		3 months

	1.	Tier 2 Workday Super-User services managed & provided by K-C HR Strategy & Operations Team utilizing contract employee and Workday.

HR.7	Recruiting for U.S. and Canadian Based Roles K-C shall provide or perform the following:

$15,630 per month (fixed), plus variable pass through costs for each employee placed, based upon the following schedule of job grades:

Grades 5-6: $10,500

Grades 7-10: $8,000

Grades 11+: $4,000

Non-exempt::$1,500

				14 months		3 months
	1.	Continued delivery of recruitment services (e.g., job postings, screening, interviewing, background checks, and on boarding of approved staff grades 5-18).

HR.8	Social Compliance Audits K-C shall provide or perform the following:		$1,620 per month plus 3rd party fees of a maximum of $1,500 per audit.	6 months		2 months

	1.	K-C will perform social compliance audits that are reasonably consistent with those performed by K-C prior to the Distribution as requested by Halyard. There will be a limit of 2 audits per month.

Transition Services Agreement (TSA) Schedule of Services for:

LATIN AMERICA OPERATIONS (LAO)

Schedule A-9:	Latin America Operations (LAO)

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Tim Domaszek [(506) 2509-8130; domaszek@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Stephanie Drilling [770-587-8925; stephanie.drilling@hyh.com]

Geographic Scope:	Latin American countries (Brazil, Colombia, Puerto Rico, Costa Rica, Panama)

Overview of Services:

The Latin American Operations (LAO) services are composed of the following five areas: General Services, Regional IT Service, Shared Services, Finance, and Legal.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-9 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-9 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
0 months - 5 months	1 month	1 month
6 months - 11 months	2 months	2 months
12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The Services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

LAO.1	Services Provided to Halyard in Latin America K-C shall designate, as appropriate, specific personnel (“Designated Personnel”) to provide or perform the following:

For Designated Personnel in Colombia, Costa Rica, Panama, and Puerto Rico, fees will be calculated as actual costs incurred by K-C plus 4%

For Designated Personnel in Brazil, fees will be calculated as costs incurred by K-C plus 7.5% plus an administrative charge of $877 per month for so long as any Designated Personnel are provided.

					8 months		2 months Note: Each of the following geographic regions can be terminated or extended independently of each other: (a) Brazil (b) Colombia (c) Puerto Rico, Costa Rica, and Panama
	1.	General services, including services in support of the quality, regulatory, operations and procurement services delivered by Latin America-based employees.
	2.	Sales services, including services in support of the sales and business development services delivered by Latin America-based employees.
The number of Designated Personnel providing support by country and the associated cost center utilized to capture the expenses are as follows:
		a.	Brazil: Five
		b.	Colombia: Two
		c.	Cost Rica: One
		d.	Panama: One
		e.	Puerto Rico: One

LAO.2A

The following services (LAO.2A – LAO.2C) are shared services supporting the Designated Personnel identified in LAO.1. The services described below are co-terminus with LAO.1 on a country by country basis.

IT Support

K-C shall provide or perform the following:

				$3,697 per month Brazil: $2,528 Colombia: $441 Puerto Rico, Costa Rica, Panama: $728	8 Months		2 months Note: Each of the following geographic regions can be terminated or extended independently of each other: (a) Brazil (b) Colombia (c) Puerto Rico, Costa Rica, and Panama
	3.	Telecommunications support:
		f.	Provide telecommunications support for all Designated Personnel (phone extension, voicemail, etc.).
		g.	Provide level one support for site telecommunications equipment. Coordinate with third-party vendors to provide second and third level support (if required).
		h.	Provide continued use of the K-C’s voicemail system for all Designated Personnel.
		i.	Provide continued support for voice communications through existing third-party contracts (provided permission is granted by third-party provider).

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

LAO.2A (cont’d)	4.	Physical network management:
		a.	Provide continued data network site connectivity for all Halyard locations to the K-C network (provided permission is granted by third party provider).
		b.	Provide internet access to each location under the existing usage terms and conditions of K-C’s access.
		c.	Provide level one support services for all site equipment including: routers, switches, and security devices.
		d.	Provide network monitoring for adequate bandwidth for site locations.
		e.	Provide secure, remote access (via VPN) to shared business applications under the existing K-C terms and conditions.
		f.	Network uptime to be consistent with then-current K-C standards.
		g.	Network issues to be addressed consistent with then-current K-C standards.
		h.	Security protocols will be consistent with the then-current practices of K-C.
	5.	Messaging management:
		a.	Support and maintenance of the MS Active Directory logical network supporting Halyard.
		b.	Creation / modification / deletion of shared drives, folders, and printers as normal business (this does not include changes to existing structure in place as of the Distribution).
		c.	Account maintenance and support including add / modify / delete.
	6.	General help desk:
		a.	Provide help desk support for the following systems in scope: all desktop software on the K-C image, K-C provisioned hardware and equipment, physical and logical networks, and messaging (including mobile devices).
b.

Provide PC hardware break / fix service to restore operations. Desktop applications and hardware to be supported include those from the standard PC specifications at the time of the Distribution. Halyard to be responsible for the cost of all replacement hardware.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	7.	Asset management:

		a.	Procurement and provision of all IT assets during the transition period (provided that the payment therefor is Halyard’s responsibility). Halyard will continue to use the K-C standard desktop/laptop image (hardware and software) during the term of the Transition Services Agreement.
		b.	Any software/hardware outside the K-C standards will not be supported and may breach this agreement if introduced to the K-C network without prior approval.
		c.	All vendor expenses will pass through to Halyard at cost.

	8.	Back office systems:

		a.	Provide continued access and use of the following core business systems under the existing terms and conditions set forth by K-C. List of applications is as follows: SAP, Workday, Visa Intellilink, and Regional Travel Management systems.
b.

Provide system account administration including: adds, modifications, and deletes (does not include changes to existing structure). System access and uptime to be consistent with the performance of the systems prior to the Distribution.

	9.	Application help desk:

		a.	Provide level-one support for Halyard’s core business systems listed in Section 6 of this Schedule LAO.2A (back office systems).
		b.	Services to be provided include: application usage support (navigation and general inquiries), functional issues experienced, and reasonable report and data query requests.

LAO.2B	Finance Support K-C shall provide or perform the following with respect to Brazil:			$352 per month	8 months		3 months

	1.	Invoice and accounts payable processing:

		a.	Record all invoices (both direct and indirect materials), payroll, and expenses into AP sub-ledger.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

		b.	Process full, split and partial invoice payments per Halyard’s request.
		c.	Review and verify invoice, invoice documentation, and invoice approvals for completeness and accuracy.
		d.	Initiate cash disbursements for approved payments by Halyard.
		e.	Provide Halyard weekly cash commitments and cash flow reports to determine disbursement schedules.
		f.	Provide inquiry support to vendors and business managers from 8:30 am to 5:30 pm CST.

LAO.2C	Legal Support K-C shall provide or perform the following with respect to Brazil:			$975 per month	8 months		3 months

	1.	Provide support to ensure contracts and licenses reflect change in control.

	2.	Provide legal counsel in employment disputes (labor agreement compliance, payroll, etc.), IP migration, etc.

	3.	Implement cross-licensing agreements or transfer of ownership as required for trademarks, patents, copyrights, brand names, etc.

Transition Services Agreement (TSA) Schedule of Services for:

RESEARCH AND ENGINEERING (R&E)

Schedule A-10:	Research and Engineering (R&E)

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Laura Dellaripa [770-587-7898; ladellar@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Sam Chan [770-587-8604; sam.chan@hyh.com]

Geographic Scope:	U.S.

Overview of Services:

The Research and Engineering services are comprised of the following areas: Sensory and Human Factors, Analytical Science and Test Method Development, and Physical and Compliance Testing.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-10 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-10 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

	Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
	0 months - 5 months	1 month	1 month
	6 months - 11 months	2 months	2 months
	12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The Services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

RE.1	Sensory and Human Factors K-C shall provide or perform the following:		$30,667 per month	6 months		2 month

1.

Human subject testing support, including study design and planning, K-C site and lab utilization, vendor management, test execution, and statistical analysis and reporting (including both end-user and sensory panel studies).

	2.	Halyard study personnel training and consultation if needed.

3.

Third party services excluded: Halyard will pay the variable study costs (e.g., HireGenics contractors, Jackson and Associates research vendor services) directly through a purchase order that Halyard establishes with these vendors.

RE.2	Analytical Science and Test Method Development K-C shall provide or perform the following:		$59,583 per month	24 Months		3 months

	1.	problem solving;

	2.	test method development (chemical and physical);

	3.	quality issues evaluation, product and raw material characterization;

	4.	gas chromatography/mass spectroscopy/odor analysis, scanning electron microscopy, light microscopy, nuclear magnetic resonance, liquid chromatography, mass spectrometry, infrared analysis, size exclusion chromatography, x-ray diffraction, electron spectroscopy for chemical analysis, and/or thermal analysis with final report; and

	5.	Develop test methods / instruments for concept material evaluation and sales demonstrations.

RE.3	Physical and Compliance Testing K-C shall provide or perform the following:		$12,500 per month	24 months		3 months

	1.	K-C prototype experimental (KCPX) facility aging chamber utilization for accelerated aging and real time aging.

	2.	Compliance testing facility (CTF) testing services: perform tests that require good manufacturing practice (GMP) and good lab practice (GLP).

	3.	Access to all Healthcare Business test methods and equipment for tests performed at Integrated Paper Service Inc. (IPS). The required test methods are listed in Exhibit 1.

Note: Halyard is responsible for transfer of products from KCPX and CTF to a 3rd party provider on or before the service termination date

Exhibit 1: Test Method List

Test Method
STM 00067 / STM 4507 - Hydrostatic Pressure Test
STM 00103 / STM 2401 - Absorbent Capacity - Vertical (Water)
STM 00104 / STM 2403 - Vertical Wicking Rate
STM 00122 / STM 3224 - Dimensions General
STM 00123 / STM 4011 - Drape Stiffness - Cantilever Bending Method
STM 00136 / STM 5000 - Brightness/Color/Opacity
STM 00146 / STM 5668 - Grab Tensile Peak Stretch and Energy (NonW)
STM 00148 / STM 2200 - Abrasion Resistance - Taber
STM 00149 / STM 2205 - Martindale
STM 00150 / STM 2467 - Absorbency Rate (3 Drops)
STM 00152 / STM 2471 - Impact
STM 00153 / STM 2477 - Resistance of Nonwovens to Low Surface Tension Liquids
STM 00155 / STM 2482 - Resistance of NW to Penetration of Fluid
STM 00156 / STM 2483 – Alcohol Repellency
STM 00157 / STM 2600 - Mass Per Unit Area - Basis Weight
STM 00159 / STM 3010 - 5” Bulk
STM 00162 / STM 3801 - Air Permeability
STM 00164 / STM 3806 - MOCON
STM 00165 / STM 4000 - Cup Crush
STM 00180 / STM 4563 - Static Decay
STM 00190 / STM 5529 - Tear
STM 00195 / STM 5650 - Tearing Strength - Trapezoid Tear

Test Method
STM 00197 / STM 5671 - 180 Degree Peel - Raw Materials
STM 00198 / STM 5678 - Strip Tensile of Nonwoven Fabrics
STM 00204 / STM 2437 - Water Vapor Transmission Rate (WVTR)
STM 00287 / STM 3403 - Fire 30 Sec - NFPA 702
STM 00291 / STM 5669 - Bond Integrity of Nonwoven Laminates (Peel)
STM 00353 / STM 4569 - Gelbo Lint
STM 00357 / STM 4566 - Sliding Compression
STM 00360 / STM 3400 - 1 Sec. Fire
STM 00369 / STM 5708 - Surgical Gown Seam Strength
STM 00370 / STM 5709 - Surgical Gown Tie-Shear Test
STM 00391 / STM 5688 - Seam Strength
STM 00402 / STM 4007 - Handel-O-Meter
STM 5679 - Puncture
TTM 00042 - Fenestration Drape Blood Run-Off Test
TTM 00043 - Glove Slipdown Meas Using the Glove Articulator
TTM 00173 - Opacity and Fluid Penetration Test of Gowns
TTM 00292 - Hook Peel Strength
TTM 00293 - Hook Shear Strength
TTM 00294 - Hook Adhesion to SMS
TTM 00406 Wing and Pull Tab Adhesive Peel - Sterile Wrap
TTM 00407 - Wing Transfer Adhesive Shear - Sterile Wrap

Transition Services Agreement (TSA) Schedule of Services for:

REGULATORY AND QUALITY (R&Q)

Schedule A-11:	Regulatory and Quality

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Mike Page [770-587-7084; mike.page@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Mizanu Kebede [770-587-8533; mizanu.kebede@hyh.com]

Geographic Scope:	U.S.

Overview of Services:

The Regulatory & Quality (R&Q) services are composed of the following areas: Global Clinical Affairs, Quality, and Global Product Safety.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-11 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-11 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

	Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
	0 months - 5 months	1 month	1 month
	6 months - 11 months	2 months	2 months
	12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The Services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

RQ.1	Global Clinical Affairs K-C shall provide or perform the following:		Variable rate based on resource costs and third-party pass through Hourly Rate: Grade 4-6: $160 Grade 7-9: $90 10 and Below: $50	18 Months		3 months
	1.	Conduct data entry and data validation for all current clinical studies.
	2.	Provide statistical consulting, analysis, programming, and validation services for current clinical studies.
	3.	Provide in-house site management and clinical site monitoring services.
	4.	Provide in-house project management services.
	5.	Conduct literature research and order articles.

RQ.2	Quality K-C shall provide or perform the following:		$5,720 per month	6 months		2 months

	1.	Provide EtQ support (respond to functionality and configuration questions).

RQ.3	Global Product Safety K-C shall provide or perform the following:		$500 per month	12 months		3 months
	1.	Provide laboratory audit services for Avent I/Tucson in support of PYtest to meet the State of New York’s requirements to have annual audits by a registered Director of Laboratories.

Transition Services Agreement (TSA) Schedule of Services for:

OPERATIONS SEPARATION (FTS, OTC, DISTRIBUTION)

Schedule A-12:	Operations Separation (FTS, OTC, Distribution)

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Julie Nackers [920-721-5619; jnackers@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	OTC: Lori Hand [770-587-7621; lori.hand@hyh.com] FTS, Distribution: Dean Bergman [770-587-8849; dean.bergman@hyh.com]

Geographic Scope:	U.S.

Overview of Services:

The Operations Separation services are composed of Center of Excellence (COE) support for the Order to Cash (OTC), Forecast to Stock (FTS), and Distribution processes.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-12 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-12 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

	Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
	0 months - 5 months	1 month	1 month
	6 months - 11 months	2 months	2 months
	12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The Services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

OPS.1	Order Management and Master Data Services K-C shall provide or perform the following:			$30,200 Plus pass-through travel expenses	12 months		3 months
	1.	Provide escalated user support for order management activities via mailbox.
	2.	Support major IT approved projects with design, user acceptance test planning, guidance in test execution, documentation and implementation.

	3.	Support approved enhancement requests with design, user acceptance test planning, provide guidance in test execution, documentation and implementation.

	4.	Provide knowledge transfer to Halyard COE employees in preparation for assuming tasks during the final three months of the Transition Services Agreement.

	5.	As directed by Halyard, set-up and assign roles in SAP including changes to such roles required by enhancements in SAP;

	6.	Review and approve Firefight activity conducted by K-C teams.

Supported Content Areas for Order Management and Master Data:

K-C shall support the following:

	1.	Master data:

		a.	material master-order to cash tabs and workflow
		b.	material determination, product listings and exclusions
		c.	customer master and workflow, customer-material information records
		d.	internal and external customer hierarchy; sales hierarchy
		e.	pricing

	2.	Inbound and outbound electronic data interchange (EDI) order management transactions

	3.	Domestic and export order management; export documentation

	4.	Global available to promise (gATP):

		a.	versioning, order sourcing, allocation and prioritization

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	5.	Global data synchronization (GDS)

	6.	Transfer pricing

OPS.2	Planner And Mill Material Flow Support - Forecast To Stock (FTS)		$30,200	12 months		3 months

	K-C shall provide or perform the following:		Plus pass-through travel expenses
1.

Provide escalated user support to mill material flow team members and planners (material ordering, machine scheduling and strategic planners) on SAP tool functionality. SAP modules: R/3 and APO (PPDS and SNP). Support Halyard in setting up in-house user support.

	2.	The setup of new asset or reconfiguration of existing assets. This process make sure all appropriate APO and R/3 set are present.
OPS.2 (cont’d)	3.	Provide training to key users for mill material flow (i.e., production reporting) and planners (material ordering, machine scheduling and strategic planners). Transition training process to Halyard.
	4.	Set up and maintain SAP job roles to support business needs. Train Halyard resource on how to manage going forward.
	5.	Support major IT approved projects with design, testing, implementation and documentation.
	6.	Support prioritized and agreed upon system enhancements from design through testing, implementation, and documentation.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

OPS.3	Distribution Project and Operational Support K-C shall provide or perform the following:		Variable: $59.20 per hour (billed based on actual hours per month) Plus pass-through travel expenses	12 months		3 months
1.

Support Halyard project to change 3PL distribution providers and/or locations. Support includes process design, user acceptance test planning, and providing guidance for test execution, documentation and implementation.

	2.	Provide knowledge transfer to Halyard employees in preparation for assuming full responsibility for distribution support activities.
	3.	Provide training for distribution processes including inventory control, shipping and receiving, and local customer service. Prepare Halyard team for ownership of training going forward.

	4.	Support enhancement requests with design, user acceptance test planning, provide guidance in test execution, documentation and implementation.

	5.	Provide escalated user support for Distribution activities via mailbox.

Transition Services Agreement (TSA) Schedule of Services for:

GLOBAL NONWOVENS (GNW)

Schedule A-13:	Global Nonwovens (GNW)

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Larry Maher [770-587-7091; larry.maher@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Mike Tuck [770-587-7911; mike.tuck@hyh.com]

Geographic Scope:	U.S.

Overview of Services:

The Global Nonwoven (GNW) services are comprised of technical knowledge transfer, subject-matter expert (SME) support, prototyping services, process engineering and mill support, supply agreement support, engraving masters storage, and gown-machine start-up support.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-13 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-13 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

	Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
	0 months - 5 months	1 month	1 month
	6 months - 11 months	2 months	2 months
	12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The Services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard on dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service			Fees	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

GNW.1	Drawing and Documented Technical Knowledge Transfer K-C shall provide or perform the following:			$3,077 total	1 week		1 month

	1.	Share mechanical hollow plate drawing and documented technical knowledge (DTK) with Halyard.

	2.	Share full potential spinning drawing and DTK with Halyard.

GNW.2	Access to Subject Matter Experts (SMEs) K-C shall provide or perform the following:			$13,500 per month for November 2014 through April 2015 (1 FTE)	12 months	Additional support subject to availability. 24 hour response time on availability	3 months
	1.	Access to SMEs for technical support:		$6,750 per month for May 2015 through October 2015 (0.5 FTE)
		a.	0 – 6 months: SME support for Lexington Mill (i.e., basic troubleshooting)
		b.	7 – 12 months: SME support for Lexington 1 startup only	Plus pass-through travel expenses (estimated at $20,250/year)

	2.	SME technical areas in scope:
		a.	online quality; meltspun; raw materials; winding/web; extrusion/bonding; electrical; controls; mechanical; surface chemistry; and meltblown

GNW.3	New Material Prototyping K-C shall provide or perform the following:

Variable: Costing based on a machine, operator and raw material basis similar to Research Special Runs (RSRs).

The cost will be actual raw material cost and conversion cost. The conversion cost will range from $400 to $500 per machine hour. The conversion cost will be provided based upon the specific machine required and number of operators needed to run the trial. The cost should cover all variable and fixed conversion costs. Raw material cost will be based on actual raw materials consumed.

					2 years	Subject to availability. 1 week response time on availability	3 months
	1.	New material prototyping capabilities in K-C pilot facility under CDA.
	2.	Agreement covers renting the prototyping line and operators.

ID	Description of Service			Fees	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

GNW.4

Process Engineering and Mill Support

K-C shall provide or perform the following:

Support associated with converting LX3 to an inline film machine at a later date, and also includes Halyard operator learning on CM4 film asset.

				Variable: charter to be developed with scope of work and costs to be agreed to by both parties in the event this option is exercised	Per agreed upon project charter

Advance notice: 6 months

Timeline to be developed with charter

Note: Due to the 12-14 month lead time for a rebuild, K-C will need to renegotiate the supply agreement at least 12 months prior to the end of the supply agreement

Any extension or early termination of service to be mutually agreed by the parties
GNW.4 (cont’d)	1.	Capital Engineering
a.

Assuming Halyard has hired engineering resources as planned and would handle project execution, capital support services would be providing documentation (drawings and specifications) of similar installation(s), consulting on equipment arrangement to fit the LX3 space, and general consulting relevant to implementation.

	2.	Mill Support and Operations
		a.	Minimum 2 operators and one technical engineer for 6 weeks of training.
	3.	SME Support
		a.	Consulting on process specification and start up support.

ID	Description of Service		Fees	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

GNW.5

Support for Supply Agreement

K-C shall provide or perform the following:

Covers life cycle maximization (LCM) term between Corinth and Neenah Nonwovens Facility (NNF), planning and quality resources required to support supply agreements.

LCM business support functions include:

			These Services shall be delivered on a time & materials basis LCM: $129,000 per year (1 FTE) Plus pass-through travel expenses (estimated at $13,500/year)	2 years		3 months

	1.	Supporting the mills in achieving quality, cost and customer service OGSiMs

Planning: $91,000 per year per FTE (see Exhibit 1 for resource requirements)

Quality: $115,700 per year per FTE (see Exhibit 1 for resource requirements)

Note: Costs associated with material changes (e.g., resins, basis weight changes) will be handled in a separate supply agreement between K-C and Halyard

Note: If either party experiences quality issues due to the other party’s design process, we will bill out appropriate incremental resources at an hourly rate. These resources will be subject to availability

	2.	Leading all controlled documentation regarding product management such as: change control, supplier corrective action reports (SCAR), corrective and preventive actions (CAPA)
	3.	Being first contact with BU on product evergreening
	4.	Being first contact for the Mill Team and technical support
Planning: Tactical and staff planning resources associated with planning Halyard materials on GNW assets Quality: Quality resources associated with supporting Halyard materials manufactured by GNW

ID	Description of Service			Fees	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

GNW.6	Storage of Calendar rolls and engraving masters K-C shall provide or perform the following:			Rental cost of $1,000/month when master is checked out for engravings	2 years		3 months

Third-party engravers currently maintain custody of all bond roll engraving masters. Each party will have access to the other party’s engraving masters during the 2 year TSA period for the specified rental charge. After the 2-year agreement, ownership of the bond roll engraving masters will revert to either party as follows:

	1.	Halyard

		a.	Round Hexagon Triangle (RHT) bond roll for Healthcare Business grades
		b.	High Density RHT (HDRHT)

	2.	K-C

		a.	Wire Weave (WW)
		b.	C-Star
		c.	Rib Knit
		d.	Hansen Pennings (H&P)
		e.	Extended Hansen Pennings (EHP)
		f.	Diamond on Diamond (DOD)
		g.	High Density Diamond (HDD)

In addition, LaGrange will maintain custody of their Round Hexagon Triangle bond roll for 2 years or until Halyard agrees to release Lagrange from the Round Hexagon Triangle commitment. After Halyard releases the Round Hexagon Triangle requirement from LaGrange, LaGrange will return Lexington’s Wire Weave roll #19R5728.

GNW.7	Gown Machine Start-up Support at Lexington K-C shall provide or perform the following:			Fixed cost of $91,200 Plus pass-through travel expenses (estimated at $72,000)	Service expected to begin 1Q 2015 Operators (2 months) Maintenance associate (2 weeks) Gown Machine Leader (6 months)		1 month
	1.	Mill Support and Operations
		a.	Require up to 4 operators with significant gown machine experience for 8 weeks for maintenance and down event support
		b.	Require 1 maintenance associate for 2 weeks and as needed on emergency basis (on-call) post this 2 week commitment
		c.	Require services of Gown Machine Leader (Donnie Barnes) for 6 months with option to extend if needed

ID	Description of Service		Fees	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

Note: At least four Lexington Operators and two Maintenance Associates require access to Lagrange for at least eight weeks to train on Operation

GNW.8	Post-spin Development Support (On-Going Projects) K-C shall provide or perform the following:		$129,000 per year (1 FTE) Plus pass-through travel expenses	12 months	Work initiation decision will be made within two weeks communication following BFx approval.	3 months
	1.	Post-spin development and commercialization of K-C-produced healthcare materials. Deliver on project objectives defined upon project approval per IMF gate requirements.
GNW.9

Northfield Storage Space

Provide off-site storage space and related services (lease, operating service, utilities) at the Northfield storage warehouse located at 1075 Northfield Court, Roswell GA 30076, in each case substantially similar in size and quality to that occupied by or received by the Healthcare Business immediately prior to the Distribution. The facility is managed by RAMP (GNW) and operated by Nationwide Distribution Services, which provides daily delivery and retrieval of materials.

			$9,000 per month	24 months		3 months

Exhibit 1: Estimated Planning and Quality Support for Supply Agreement (FTEs by Quarter)

Planning	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16
TSA FTEs	1.21	1.21	1.21	1.21	0.31	0.31	0.31	0.31

Quality	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16
TSA FTEs	0.08	0.07	0.07	0.07	0.01	0.00	0.00	0.00

Note: TSA support required (FTEs) reflects the net support required as Halyard assumes responsibility for Planning and Quality Support for Supply Agreements

Transition Services Agreement (TSA) Schedule of Services for:

ASIA-PACIFIC (APAC)

Schedule A-14:	Asia-Pacific (APAC)

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Shane McNabb [+61 (0) 2 9963 8987; smcnabb@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Scott Fowler [+61 (0) 2 9963 8879; scott.fowler@hyh.com]

Geographic Scope:	Asia-Pacific countries (Australia, New Zealand, Singapore, Malaysia and Japan) and with respect to APA.8, China

Overview of Services:

The Asia-Pacific Services are composed of the four following areas: Regional ITS Services, Shared Services, Legal, and Back Office Support (HR, Finance).

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

For Services described in 1(a) through 1(d) herein, neither party shall have the unilateral right of termination or extension in respect of such Services. If the actual duration of a particular Service exceeds the Anticipated Duration as set forth below on this Schedule A-14 (a “Delay Period”), the cost per month for the Services shall be the same during the Delay Period as it was during the month immediately preceding the Delay Period. If in K-C’s reasonable judgment there will be a Delay Period, K-C shall provide written notice to Halyard regarding the likelihood or existence of such Delay Period [ten] days prior to the start of such Delay Period. If, and to the extent that, the Delay Period will exceed three months, such Delay Period will be subject to Halyard’s approval, which approval will not be unreasonably withheld.

K-C’s provision of the Services in this Schedule A-14 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-14 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
0 months - 5 months	1 month	1 month
6 months - 11 months	2 months	2 months
12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

APA.1a

Regional ITS Services

Core Business Process (SAP + Highly-Integrated Applications) KTLO and Operational Services and Migration

K-C shall provide or perform the following:

SAP Support, Basis, Hosting, Overhead

				$101,700 per month	12 months		No unilateral right of termination or extension for any IT Services

	1.	AP ITS Incident Management support across:

		a.	general accounting (GL), product costing, order settlement, project systems, asset accounting, and profitability analysis (CO-PA);

		b.	order management (sales order entry), EDI, order pricing, export processes, customer and finished product master data, batch management, transportation planning, and distribution (order fulfillment, warehouse management), including support for EDI that is supported by internal K-C staff immediately prior to the Distribution;

		c.	demand planning, supply network planning, production planning, bill of materials and non-finished goods master data, and plant maintenance;

		d.	requisitioning and ordering, invoice processing, vendor and material master data;

		e.	SAP BW / BOBJ tools and reports that exist for the Healthcare Business immediately prior to the Distribution;

		f.	configurable master data changes (standard service requests);

		g.	ITS Internal controls:

• assist in formalizing internal processes for Halyard in respect to the current APAC processes. This includes change management, incident management, portfolio management, master data management etc.

• compliance – audit program coordination, FFID management, general internal control

• release management in Halyard systems

• prioritization process of Halyard changes; and

		h.	system ownership and authorizations with security and associated functions.

	2.	Complete Wave 1,2,3 on the schedule that is agreed by the Parties.

	3.	HCUS desktop rollout, migration of users.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	4.	Infrastructure move from TCC to hosted environment.

	5.	Other outstanding work such as EDI customers.

	6.	Setting up appropriate authorizations and owners in Halyard systems including Service-Now, SAP roles, Group Manager and IDM.

	7.	Transition of knowledge to Halyard ITS department and outsourced partner – minimal system documentation exists in APAC today.

	8.	Untrusting networks.

	9.	Management of security roles and IDs for SAP applications, including mobile devices.

	10.	Management of governance to internal control and regulatory rules and standards.

APA.1b	Core Business Process Support Team K-C shall provide or perform the following:			$8,000 per month	12 months		No unilateral right of termination or extension for any IT Services
		1.	First level support – SAP and some non-SAP, use of Service-Now
		2.	SAP security – role analysis, SOD
		3.	Change requests, business requirements – mainly SAP related

		4.	Testing and sign off of changes – delegates of SAP owner

		5.	End user documentation especially SAP

		6.	Selected end user training – SAP

APA.1c

End User Infrastructure Cluster

Includes team leadership and work direction for Halyard ITS staff where currently provided by regional ITS. Also includes on-site support in Sydney from existing KC staff.

				$5,800 per month	12 months	Notwithstanding Section 2.6 of the Transition Services Agreement, the parties have agreed to certain variances in the software and services to be provided pursuant to this APA.1c from those provided immediately prior to the Distribution Date.	No unilateral right of termination or extension for any IT Services

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

K-C, in cooperation with TCS and Cognizant as required, shall provide or perform the following:
	1.	For personal computers:

		a.	Involvement in PC refresh projects and asset tracking/reporting;

		b.	Network attached Multi-Functional-Devices (MFD);

		c.	Remote access and connectivity;

		d.	Management of Citrix for remote connectivity to enable access for internal and external parties;

		e.	Management of VPN and VDI included in TCS quote;

		f.	Service delivery management and oversight of TCS contractors;

		g.	Management of desktop and mobile migration

	2.	For video and voice:

		a.	Troubleshooting for existing video solutions;

		b.	Provide telecommunications support for all Halyard employees (phone extension, voicemail, etc.) residing at KC facilities during the transition period:

• provide level one support for site telecommunications equipment. Coordinate with third-party vendors to provide second and third level support (if required);

• provide continued use of KC’s voicemail system for all Halyard employees; and

• provide continued support for voice communications through existing third-party contracts (provided permission is granted by third-party provider).

		c.	Infrastructure Roadmap Upgrade Standards

• Provide roadmap upgrades of PC, voice, server, network infrastructure per K-C standard roadmap standards

	3.	For telecom infrastructure:

APA.1c (cont’d)		a.	Voice services: voice solution, internal calls, external calls, programmable desk phone options such as call forwarding, voice mail and call center.
		b.	Video services: management of enterprise video solution with key functionality: peer-to-peer call, conference scheduling and bridging of multipoint videoconferences.

ID	Description of Service				Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

		4.	For vendor management:

			a.	Manage local infrastructure maintenance with third party providers; and

			b.	Manage relationship with local third party suppliers and vendors (e.g., Telco’s, hardware suppliers).

APA.1d	Network Connectivity				$21,500 per month	12 months		No unilateral right of termination or extension for any IT Services
	Includes on-charging external costs paid by KC but where services are shared by K-C and Halyard, e.g., Milsons Point, NZ, Far East (Singapore), Malaysia				Singapore: $1,300 per month
	K-C, in cooperation with TCS, shall provide or perform the following:				Australia: $20,200 per month
		1.	Hardware Rental
			a.	Includes costs of file storage and other technology peripherals.
		2.	Maintenance
			a.	Includes maintenance and support costs of existing infrastructure hardware composed of laptops, telephone systems, network gears, servers, etc.
		3.	Telecommunications
			a.	Includes costs of actual telecommunication links providing connectivity for emails, SAP, internet, videoconference, etc. and office telephone lines and usage.
		4.	Depreciation
			a.	Includes depreciation costs for equipment supporting network, phone system, servers, etc.
		5.	Management of firewalls, internet access, risk assessments, and website security

APA.1e	Business Partner Resource K-C will provide one ITS Business Partner resource in Asia Pacific (to be based in Sydney) to:				$12,000 per month plus pass-through of all travel expenses	5 months commencing on December 1, 2014		1 month

	4.	Provide partnership, direction, and guidance to the Halyard business community relating to the provision of technology solutions and services;

ID	Description of Service				Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	5.	Act as a single point of contact to the business and escalate any issues as appropriate; and

	6.	Manage the demand for IT services to ensure appropriate prioritization.

APA.1f	New Projects							No unilateral right of termination or extension for any IT Services
		1.	Any ITS-related requests from Halyard not described in APA.1a – APA.1d or otherwise reasonably required to deliver such services would be defined as a New Project as per IT.5 herein.

APA.2a	Shared Services (1 of 2)				$2,250 per month	12 months (Australia)		3 months
	K-C shall provide or perform the following:				Australia: $1,600 per month	9 months (Singapore)		2 months
		1.	Accounts Payable		Singapore: $650 per month
a.

Review and verify invoice, invoice documentation, and invoice approvals for completeness and accuracy and route for document workflow approval where applicable (Non PO invoices and Services PO invoices).

			b.	Record all invoices (both direct and indirect materials), and expenses into Accounts Payable sub-ledger within 48 hours of scanned invoice receipt or 48 hours of document workflow approval receipt.

			c.	Process full, split and partial invoice payments per Halyard’s request per weekly payment run for domestic payments and every 2 weeks for foreign payment.

			d.	Initiate cash disbursements for approved payments (for vendors and employees) by Halyard and perform duplicate payment check via FirstStrike to avoid duplicate payment.

			e.	Provide Halyard weekly cash commitments reports to enable Halyard to determine disbursement schedules and amount.

			f.	Provide inquiry support to vendors and business managers from 8:30 am till 5:30 pm (Malaysia time) via email and/or voicemail support.

			g.	Support GR/IR follow up with Halyard buyers to ensure GR/IR items are managed to not age more than 90 days.

			h.	Support does not include banking authorization. Authorizers to be determined by Halyard.

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

		i.	Singapore only:

• Support includes EEMS/employee expenses processing, auditing and any electronic banking authorization (policy for employee claims must be provided by Halyard).

APA.2b	Shared Services (2 of 2)			$1,950 per month	9 months		2 months

	K-C shall provide or perform the following:			Singapore costs by service:
	1.	Accounts Receivable (AR)		AR: $200

		a.	Complete all cash application work

		b.	Support closing the AR sub-ledger per the month end schedule

	2.	Fixed Assets (FA) Accounting		FA: $100

		a.	Perform all appropriation routing, checking and related capitalization

		b.	Perform depreciation runs

		c.	Support closing the Fixed Assets sub-ledger per the month end schedule

		d.	Services do not include asset count

	3.	General Ledger (GL) and Reporting		GL: $650

		a.	Perform all US GAAP journal entries

		b.	Complete all US GAAP balance sheet reconciliations

		c.	Complete all month end checks

		d.	Complete all month end reporting and relevant quarterly reporting

	4.	Account to Report (ATR) Operations		ATR: $200

		a.	Complete all month-end checks and closing tasks

		b.	Support any ATR user access and systems issues

	5.	Product Costing (PC)		PC: $100

		a.	Support moving average price analysis

		b.	Perform costing runs (to capture the MAP in standard cost field for transfer price automation)

		c.	Transfer pricing (ad hoc and quarterly)

		d.	Request for quote – transfer pricing (ad hoc business request to deliver to non-KC locations but bill to KC India or KCFE)

		e.	Services do not include inventory counts

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	6.	Master Data Maintenance (MDM)		MDM: $300 (Australia: $200 Singapore: $100)
		a.	Provide master material data maintenance for vendor, customer, and material master records
		b.	Services provided for Singapore and Australia
	7.	Month End Closing Support (MECS)		MECS: $400 (Australia: $300 Japan: $100)
		a.	Complete month end closing checks and support ATR user access
		b.	Services provided for Australia and Japan

APA.3	Fleet Management			$374 per month	12 months		3 months

	K-C shall provide or perform the following:			Plus pass-through operating and lease costs
	1.	Car fleet management, administration

APA.4	Payroll			$1,600 per month	12 months		3 months

K-C shall provide or perform the following:

	1.	Provide payroll processing support services for Halyard employees in Halyard Singapore

APA.5	Provision of Cellular Services			Variable (pass-through cost based on actual Halyard employee usage)	9 months (until July 31, 2015)		2 months
K-C shall provide or perform the following:
	1.	Provision of cellular services to Halyard employees in Australia for iPhones and iPads
	2.	Contract with Telstra expires end of July 2015

APA.6	Legal Services - Product Registration			Variable (to be charged at hourly rates detailed in Appendix I: Resource Rate Cards) Plus pass-through expenses incurred (e.g., travel, meeting costs)	12 months		3 months
K-C shall provide or perform the following:
	1.	Maintain product approvals until the registration has been transferred to Halyard / Distributor
	2.	Provides support for Australia, New Zealand, Singapore, Malaysia

ID	Description of Service			Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

Not required for Hong Kong, Philippines, Thailand, Sri Lanka, Taiwan, China, Japan

APA.7	Tax, Treasury and Credit Control; GL and Reporting			$6,713 per month	9 months		2 months

	K-C shall provide or perform the following:			Singapore: $6,713

		1.	Perform month-end and quarterly close and reporting activities

		2.	US GAAP reporting

		3.	Credit control matters

		4.	Treasury Management

APA.8	Services to Halyard in China			$951.12 per month per Designated Personnel (plus direct costs incurred by K-C relating to the Designated Personnel).	12 months		3 months
K-C shall designate, as appropriate, specific personnel (“Designated Personnel”) to provide or perform the following:
	1.	General services, including services in support of the quality, regulatory, operations and procurement services.
	2.	Sales services, including services in support of the sales and business development services delivered.		The number of Designated Personnel will be calculated as the number of individuals performing the services at the end of a given month.

APA.9	Office Support Costs (Milson’s Point)			Pass-through of variable office costs (estimated at $6,6667 per month)	12 months		3 months
K-C shall provide or perform the following:
		1.	Provide office support including cleaning, electricity, after hours security, after hours air-conditioning, usage MFD, and other direct, variable office costs.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

APA.10	Tier 1 and 2 Workday Support		$1,112 per month (1,200 AUD)	12 months		12 months
K-C shall provide or perform the following:

	1.	Halyard team leaders and HR staff will update Workday. K-C will answer questions from employees, team leaders and HR related to Workday, and facilitates fixes to Workday system issues.

Transition Services Agreement (TSA) Schedule of Services for:

Legal

Schedule A-15:	Legal

Provider:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Provider Contact:	Michael Bendel [920-721-6854; mbendel@kcc.com]

Recipient:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Recipient Contact:	Karl Sidor [770-587-8635; karl.sidor@hyh.com]

Geographic Scope:	U.S.

Overview of Services:

The Legal Services are limited to certain specified business services related to intellectual property.

In no event shall K-C be financially responsible for the cost of any assets, hardware and other similar items that will be retained by Halyard following the completion of these Services.

Schedule of Service Specific Terms:

K-C’s provision of the Services in this Schedule A-15 is dependent upon Halyard’s (i) reasonable cooperation with K-C’s efforts to provide such Services, (ii) procurement and provision of Halyard hardware, to the extent required, (iii) Halyard’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, K-C, and (iv) providing reasonable access to Halyard facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule A-15 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
0 months - 5 months	1 month	1 month
6 months - 11 months	2 months	2 months
12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID		Description of Service	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

LEG.1	Patent Annuity Fees		Pass-through of all fees expenses related to delivering this service plus an administrative fee of $2,000 per month	3 months		1 month
K-C shall provide or perform the following:
	1.	Provide support through K-C’s IP CoE to coordinate payment of Avent, Inc.’s patent annuity fees using K-C’s annuity fee service provider.
LEG.2	Support for ANAQUA Express		Time and materials (to be charged at hourly rates detailed in Appendix I: Resource Rate Cards)	8 months	Support limited to 20 hours per month without mutual agreement between the parties.	2 months
K-C shall provide or perform the following:
	1.	Support with confirmation of ANAQUA file record transfers from K-C to Halyard in the different modules and support with transferring ANAQUA file records between foreign associates;
	2.	Support and training on modifying and maintaining templates in the Documents window of the ANAQUA records;
	3.	Support and training for Invoicing: creating and working with legal service purchase orders and the interface with SAP;
	4.	Support and training for CDA Builder: system administration and editing the templates;
	5.	Support and training for System Administration of specific ANAQUA modules and coordinating with HR to identify and remove / change former employees (inventors) from the system.
LEG.3	Secretariat Support		Time and materials (to be charged at hourly rates detailed in Appendix I: Resource Rate Cards)	2 months	Support limited to reasonable availability of K-C resources	No unilateral right of termination or extension
K-C shall provider or perform the following:
	1.	Provider Secretariat systems support and data entry

Reverse Transition Services

Transition Services Agreement (TSA) Schedule of Services for:

CHARGEBACK, MEMBERSHIP, CONTRACTS

Schedule B-1:	Chargeback, Membership, Contracts

Provider:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Provider Contact:	Steve Linville [770-587-8452; steve.linville@hyh.com]

Recipient:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Recipient Contact:	Mike Stohr [(865) 541-7275; mstohr@kcc.com] Ted Banker [865.541.7602; tcbanker@kcc.com]

Geographic Scope:	North America

Overview of Services:

The Chargeback, Membership, and Contracts services include the handling and administration of chargeback deductions.

Unless otherwise documented in this schedule of services, the services to be provided hereunder shall be performed with the same general degree of care and levels of performance as when the Service Provider and its Affiliates performed such services within the Service Provider organization immediately prior to the Distribution Date. In no event shall Halyard be financially responsible for the cost of any assets, hardware and other similar items that will be retained by K-C following the completion of these Services.

Schedule of Service Specific Terms:

Halyard’s provision of the Services in this Schedule B-1 is dependent upon K-C’s (i) reasonable cooperation with Halyard’s efforts to provide such Services, (ii) procurement and provision of K-C hardware, to the extent required, (iii) K-C’s entry into contracts with the applicable third party service providers and causing such service providers to cooperate with, and provide reasonably required access to, Halyard, and (iv) providing reasonable access to K-C facilities and personnel to the extent required for the provision of the subject Services (including, but not limited to, personnel to receive knowledge transfer).

Any extensions of the duration of Services, and any early termination of Services, for the Services in this Schedule B-1 are subject to the notification periods below. Extensions of Services may not exceed an overall duration of 21 months after the Distribution Date (as defined in the Transition Services Agreement).

Anticipated Duration of Service	Notification Required to Terminate or Extend the Service	Maximum Extension of Service
0 months - 5 months	1 month	1 month
6 months - 11 months	2 months	2 months
12 months - 18 months	3 months	3 months

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

Schedule B-1:	Chargeback, Membership, Contracts

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between Kimberly-Clark Corporation and Halyard Health, Inc. as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below. All values in USD, unless otherwise noted.

ID	Description of Service		Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

CMC.1	Chargeback Deductions		$5,000 per month	2 months		1 month

	1.	As receivables pre-spin are the responsibility of K-C, the Halyard chargeback, membership and contract administration will be responsible to clear deductions, issue credits, and complete the administration fees associated with these sale transactions.

CMC.2	Chargeback Historical Denial Balances		$5,000 per month	10 months		2 months

	1.	As pre-Distribution Date receivables are the responsibility of K-C, the Halyard chargeback, membership and contract administration will be responsible to clear deductions and issue credits for the historical denial balances, which is estimated to be $1 million at the Distribution Date. This work will begin after the conclusion of the chargeback work denoted in CMC.1 above.

Transition Services Agreement (TSA) Schedule of Services for:

FACILITIES - AFC NOGALES (REVERSE TRANSITION SERVICE)

Schedule B-2:	Facilities - AFC Nogales (Reverse Transition Service)

Provider:	Halyard Health, Inc. and its applicable affiliates (“Halyard”)

Provider Contact:	Thomas Owens [770-587-8459; thomas.owens@kcc.com]

Recipient:	Kimberly-Clark Corporation and its applicable affiliates (“K-C”)

Recipient Contact:	Pam VanHout [920-721-7100; pvanhout@kcc.com

Geographic Scope:	Mexico (Nogales)

Overview of Services:

The Facilities - AFC Nogales (Reverse Transition Service) Services include on-going use of the Halyard facility in Nogales 1, Mexico.

In no event shall Halyard be financially responsible for the cost of any assets, hardware and other similar items that will be retained by K-C following the completion of these Services.

Start of Activity:	Distribution Date (as defined in the Transition Services Agreement)

End Date:	As specified in the accompanying Schedule of Services; not to exceed 2 years after the Distribution Date (as defined in the Transition Services Agreement)

The Services described in this Schedule of Services shall be provided subject to the terms described in the Transition Services Agreement between K-C and Halyard dated as of October 31, 2014 (the “Transition Services Agreement”). Where there is a conflict between the Transition Services Agreement and this Schedule of Services, the Transition Services Agreement shall govern, except where the Transition Services Agreement specifically allows for superseding language to be provided in a Schedule of Services, and such additional or alternate guidance has been provided below.

The Services documented in this Schedule B-1 will be subject to a 14-month notification period for early termination or extension requests which shall supersede any notification requirements in the Transition Services Agreement. Such notification may be given prior to the Distribution Date (as defined in the Transition Services Agreement).

All values in USD, unless otherwise noted.

ID		Description of Service	Fees Per Month	Anticipated Duration	Performance Exceptions	Time Period for Termination or Extension

	AFC Nogales Services		$101,915 per month	18 months		3 months
AFC.1

Halyard shall provide or perform the following in support of the manufacturing facility in Nogales, Sonara, Mexico subject to the lease between Avent S. R.L. de C.V. and Kimberly-Clark AFC Manufacturing S. de R.L. de C.V. dated September 12, 2014:

	1.	Provide utilities, cleaning, security and telephony services.

	2.	Provide access to office and production furniture used by the K-C AFC manufacturing team immediately prior to the Distribution.

	3.	Provide office supplies, access to printers and other occupancy related services consistent with such services that were provided to K-C immediately prior to the Distribution.

For the avoidance of doubt, such services do not include (a) use of forklifts or forklift related services; (b) use of vehicles or any transportation services; (c) access to manufacturing operating supplies; (d) MicroLab services; (e) IT services (except for telephony services referenced above); and (f) cafeteria services (except access to the cafeteria and use of related furniture and equipment).

Appendix

Appendix I: Resource Rate Cards

Unless otherwise documented in specific TSA Schedule of Services, the below rate cards will be utilized to calculate costs related to project based (time and materials) services.

United States

Title	Grade	Hourly Rate
Senior Resource	4 to 6	$160
Manager or Mid Level Resource	7 to 9	$90
Staff & Administrative	10 and below	$50

Note:

[1]	35% of base compensation was assumed for benefits

India

Title	Grade	Hourly Rate
Senior Resource	4 to 6	$105
Manager or Mid Level Resource	7 to 9	$50
Staff & Administrative	10 and below	$20

Note:

[1]	25% of base compensation was assumed for benefits (on-costs)
[2]	Assumes 1 INR = 0.016 USD

Australia

Title	Grade	Hourly Rate
Senior Resource	4 to 6	$180
Manager or Mid Level Resource	7 to 9	$110
Staff & Administrative	10 and below	$50

Note:

[1]	16% of base compensation was assumed for benefits (on-costs)
[2]	Assumes 1 AUD = 0.93 USD

United Kingdom

Title	Grade	Hourly Rate
Senior Resource	4 to 6	$130
Manager or Mid Level Resource	7 to 9	$75
Staff & Administrative	10 and below	$50

Note:

[1]	35% of base compensation was assumed for benefits
[2]	Assumes 1 GBP = 1.68 USD

China

Title	Grade	Hourly Rate
Senior Resource	4 to 6	$170
Manager or Mid Level Resource	7 to 9	$70
Staff & Administrative	10 and below	$25

Note:

[1]	25% of base compensation was assumed for benefits (on-costs)
[2]	Assumes 1 RMB = 0.16 USD

Global Information Technology

Title	Grade	Hourly Rate
Executive	4 to 6	$260
Sr. Professional	7 to 9	$168
Professional	10 and below	$130

General rate card assumptions:

[1]	Rates represent “fully loaded costs” and account for the mid-point salary range by grade, target bonus and benefits
[2]	2080 hours was used as standard work-year

Appendix II: (Non-SAP Applications) - 318 Applications

Wave	Business Function	Official Application Name
Wave 0 = Due Day 1	Customer Service	B2B Customer Portal
Interface Repository (IR)
ISSI / TEAMS Tax Exemption Administrative Management System
Livingston International Screening Tool
PRINCE - Price Increase and change tool
Axway Cyclone Interchange Tool
Electronic Data Interchange (EDI) - GentranNT
NA-CTM-VISTEX-CHARGEBACK
NA-CTM-VISTEX-INCENTIVES
Month end Data Base (MDB) - (Sales report data staging and pre-processing activities)
ePedigree Support Process - Drug Batch History Documentation Process
IBM Value Added Network (VAN)
EDI EPT (EDI Parameter Table) Web site - North America
Price Deviation Request (PDR)
	Finance/Tax	Accounts Payable Invoice Imaging (AP), Kofax
Blackline
CFS JPM Attachments
Enterprise Product Hierarchy
HighRadius - POD Retrieval
HSBC
Hyperion Financial Management
JPMC Access - JP Morgan
Paymetric
Royal Bank of Canada
Star Command Center (Cognos)
FIN-SSC Sales Reporting SQL
Export Documents Billing Linking Process
Accounts Payable Invoice Imaging (NA), Kofax
FIN-SSC Vertex - SAP
Citi Direct-JPMC Access-Royal Bank of Canada
Bloomberg Terminal
Concur

Wave	Business Function	Official Application Name
Essbase NA BLISS
FirstStrike
GLSU - General Ledger Spreadsheet Uploader - APAC
HDS
Tax Global Integrator
Treasury Currency Exchange Rate Upload
Treasury Workstation - Kyriba
FIN-SSC PS Project Setup Wizard, Project xRef Wizard, Master Data Wizard
FX All, Kyriba Treasury Workstation
BMG Cash Pooling software
	HR	ABC - Japan Payroll
ADP Payroll Tax Integration from SAP HR
ADP Payroll Tax System
AFAS - Netherlands Payroll
Ceridian - UK Payroll
Citibank Integration
E-Blox HR System, SD WORX - Payroll system
FUTA/SUTA Year End Process
Global SAP HR
Global SAP HR - Benefits
Global SAP HR - Common Data Extract
Global SAP HR - ESS - Portals - Benefits - VOE
Global SAP HR - General Ledger
Global SAP HR - Interfaces
Global SAP HR - Master Data
Global SAP HR - Payroll
Global SAP HR - Tax
Global SAP HR - Third Party Remittance
HR Cross Application Time Sheet (CATS)
HR Royal Bank of Canada-Electronic Payment Manager
HR Tax Factory
HRIS Payroll - Australia (CHRIS)
HRIS Payroll - Singapore (ORISOFT)
HRIS Payroll - Thailand (THAI GO)

Wave	Business Function	Official Application Name
Loga - Germany Payroll
Paysquare - India Payroll
Quyn - South Africa Payroll
SAP Ad Hoc Query
Time Management - Thailand SafeSkin
TRESS - HR (Acuna and Nogales, MX)
Workday
Workday - TRESS Payroll Integration
Workday to IdM Integration
Workday to SAP HR Integration
Workday to Thai Go Thailand Payroll Integration
TRESS - HR (Honduras)
Ancile - RWD uPerform
ComplianceWire
HR - Talent Acquisition (Taleo)
HR Award Choice
Onboarding Form
SAP HR Integration to Concur
SAP HR to Accenture Remedy Ticketing Tool
SAP HR to Equifax Integration
Workday to ABC (Japan Payroll) Integration
Workday to CHRIS - Australia Payroll Integration
Workday to Orisoft Singapore Payroll Integration
Workday to Paysquare - India Payroll integration
Workday to SAP AP Integration
BKC Clone and Test
SAP HR Integration to Qualtrics
N. America Payroll Back Feed To Workday
Qualtrics
Weichert
Weichert Integration with SAP HR
IQN Integrations with Common Data Extract and Workday
	Legal	Anaqua IP Management System
BoardVantage

Wave	Business Function	Official Application Name
LGA AccessData
LGA PCT Safe
LGA Secretariat
PatBase
Corporate Records Administration Website - CRA
Lotus Notes - CDA Builder
	Procurement	D&B Supplier Risk Manager System
internet-com.kimberly-clark.tc

Kelly Services - IQN
SRM - HP Catalog
Purchasing Card Program (P-Cards)
ACM - Assent Compliance

	Product Supply	COMET
CzarLite International & Canada
GNW Blaster
GNW INCA and Related Reporting
GNW Xtrim
HC-PLANNING TOOLS - Excel Based
i2 Transportation Management System (TMS) - North America
I-Flow eKit
JDA Agile Business Process Platform
Label Matrix
PC*Miler
PC*Miler Web Services
RateWare
Demand Solutions
Lotus Notes - Global Packaging System (GPS)
CARS
TiCon
TOPS
KC CPT Quoting Tool
Winshuttle Transaction (Desktop)

Wave	Business Function	Official Application Name
	QA/RA/PS/CA	CompliantPro
Device and Clearance Listing
ETQ Reliance
HC Product Dictionary
HC ScrapApp
Health Care Audit Tracking
Product Safety Clearance System (PSCS)
Track & Trend Tool
Lotus Notes - Design Control Document System (DCDS)
DataLab
FMEA - MED
I-Flow Hotline
Merge
EBSCO
NORMSCAN
	R&E	eZassi
IBM Rationale DOORS
Solidworks ePDM and Solidworks client license
CLARITY-CONSUMER
MiniTab
ProChain (Desktop)
ProChain (Multi-license)
AutoCAD
AutoCAD 2009
AutoCAD 2010
AutoCAD 2014
	Sales/Marketing	Cast Iron
Global Sales Incentives
Global Territory Management (GTM)
Marketo
SalesForce.com (SFDC)
EZQuote Pain Management Custom Kit Quote System
Auto-Fleet
Coolief iPad app

Wave	Business Function	Official Application Name
EPI
HC KCUR
HCR
iLibrary Mobile App
Leadature
MRD On-line
On The Go Mobile App
On-Q Mobile App
Radian6
SalesForce Satellite App, Geopointe
Tableau
WebTrends OnDemand
Wistia
Magento (ARS)
Salesforce Logger
SalesForce Satellite App, Rollup Helper - Real-Time
HC Customer Contacts System (CTM Bridge)
Image Hub (former GDAL)
SmartFold Calculator Mobile Application
Central Desktop
IBM WebSphere licenses
	Sustainability	Sustainability Database (KCSDB)
	Core Technology/IT	Adobe Acrobat 11.x
Apple iTunes
BMC Control-M
Cisco Anyconnect VPN Client
Citrix
Citrix Online Plugin
Citrix Receiver
Crystal Reports
E Business Access Manager (EBAM)
Electronic Fax Inbound
Electronic Fax Outbound
HC Shared drive

Wave	Business Function	Official Application Name
Identity Management (IdM)
Ingres
Lotus Domino
Lync Mobile Client
MobileIron (MDM)
MOSAIC Domain
Nth Generation
Office 2010
Office 2010 Language Packs
PKI-Public Key Infrastructure
Quantum Corp
Team Foundation Services
Traceability Matrix
UNIX Privilege Manager (UPM)
ViewDirect for Networks
Windows Server Update Services (WSUS) for Desktop
Ipswitch
Avaya Communications Manager
Microsoft O365
Comodo Certificates
VMWare
Milonic
HCUS - Reporting Services
Password Wizard
Adobe
SharePoint Search
Flexera
RoomWizard Exchange Cloud Synchronization Software
Global Computer Security KPI Reporting
SLNET 5.3
Esker On Demand
Account Manager
Adobe Reader for iPad and iPhone
Data Transport Vehicle - WS-FTP

Wave	Business Function	Official Application Name
Firefight Review Manager
Group Manager
Language Line
Service-Now
System Center Configuration Manager (SMS-SCCM)
Transport Manager (RealTech)

	Manufacturing - Shared	Calibration Manager - Blue Mountain
C-SCAN
GNW APMS SAP Interface to NA PA4
IHS - Dolphin Comply Plus Web
JMP
Lexington- Automated Process Management System (APMS) — MIKON
MIDAS DE
NA MSBI MIDAS Reporting (HC portion)
One Touch Shipping version 2.0
Rockwell - All Locations
Environmental Health and Safety (EHS)
Lotus Notes - QSI (Internal Assessment Database)
Lotus Notes - QSI (Management Review Database)
E-Log
	Websites	Websites
internet-com.halyardhealth
internet-com.halyardhealth.tc
internet-com.halyardhealth.global
Halyard Corporate Intranet
internet-au.com.halyardhealth
internet-com.myon-q
internet-com.haiwatchdog
internet-com.halyardhealthdental
internet-com.mic-key
internet-com.Mic-key.br
internet-com.Mic-key.es
internet-com.mycoolief

Wave	Business Function	Official Application Name
internet-com.halyardhealth.facebook
SharePoint Team and Project Sites
internet-com.halyardhealthcare.jp
KCHCfyi
Wave 1 = Due Day 1 + 60 days	Finance/Tax	Tax 1099 Pro
1042 Pro
SharePoint - Intercompany Invoice Process
	HR	SAP HR to AmeriGives
	Product Supply	CPC Capital Planning and Control System
	R&E	Request Submission and Tracking (RST)
	Core Technology/IT	Global Scan NX Admin Tool
	Manufacturing - Shared	Continiuum
	Websites	internet-uk.co.halyardhealth
internet-fr.halyardhealth
internet-nl.halyardhealth
internet-de.halyardhealth
internet-com/es.halyardhealth
internet-com/pt.halyardhealth
internet-com.halyardhealth.lao
internet-com.halyardhealth.ladistributor-es
internet-com.halyardhealth.ladistributor-pt
internet-com.halyardhealth.eu
Wave 2 = Due Day 1 + 90 days	Finance/Tax	Oversight
Fin-SSC Fixed Asset Write-Off Tool
	HR	Workday for iPad-iPhone
	Product Supply	intranet-com.kcc.com/KCHC/DCDataExtract
Therefore Scanning - Australia
	QA/RA/PS/CA	DCONTROL i-Flow Application
Partners In Quality (PIQ)
CSAS (Compliance Security Access System)
Easy Portal
	R&E	Research Materials Management System (RMMS)

Wave	Business Function	Official Application Name
Research Files
	Sustainability	SoFi5
	Core Technology/IT	Articulate Studio Pro 13
	Websites	internet-com.preventinfections
Sales Competency Tool (http://www.competency.ap.kcc.com)
ITS Business Support System (www.aph.hcus.corp)
Vendor Master Form (www.aph.hcus.corp/aus/vendormaster/index.aspx)
Wave 3 = Other (special case)	Customer Service	Customer Interaction Center (CIC) Europe
	Finance/Tax	WebFilings
Tax Resarch and Development Tax Credit
	QA/RA/PS/CA	SAS (Statistical Analysis System)
Trackwise
	Core Technology/IT	Cisco Access Control Server (ACS)
Cryptocard - BlackShield
Metalogix
SAVVIS All Sites
Cisco Security Agent (HIPS)
	Websites	internet-in.halyardhealth

Appendix III: New Projects

1.	K-C, under mutual agreement with Halyard, will provide the services and support necessary to replace the SCAN application at the Lexington Mill facility. This effort is to be priced on a T&M basis according to the Global Information Technology rate card in Appendix I.